UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. _____)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

SourcingLink.net, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

[GRAPHIC]

SOURCINGLINK.NET, INC.

16855 West Bernardo Drive

San Diego, CA 92127

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    , 2003

TO THE STOCKHOLDERS OF SOURCINGLINK.NET, INC.,

The 2003 Annual Meeting of Stockholders of SourcingLink.net, Inc. (“SourcingLink”), will be held at the __________________, San Diego, California 9212 ___ on _________, 2003, at 10:00 a.m., for the following purposes as more fully described in the accompanying proxy statement:

(1)	To approve amendments to SourcingLink’s Certificate of Incorporation, as amended, to effect a reverse stock split and cash payment of fractional shares followed immediately by a forward stock split. The reverse/forward stock split is proposed to terminate SourcingLink’s reporting obligations under the Securities Exchange Act of 1934, as amended.

(2)	To approve the issuance and sale in a private placement to a principal stockholder, St. Cloud Investments Ltd., of 3,333,333 shares of SourcingLink’s common stock at $0.15 per share and a warrant to purchase up to an additional 366,667 shares of common stock at an exercise price of $0.15 per share.

(3)	To elect the following three nominees to serve as directors until the next annual meeting of stockholders or until their successors are duly elected and qualified:

Marcel van Heesewijk
Johan A. Vunderink
Louis A. Delmonico, Ph.D.

(4)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on                     , 2003 will be entitled to vote at the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

/s/ Marcel van Heesewijk
San Diego, California , 2003	Marcel van Heesewijk Chairman of the Board and Chief Executive Officer

YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU SHOULD COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. Any stockholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a proxy or letter from that firm confirming their ownership of shares.

SOURCINGLINK.NET, INC.

16855 West Bernardo Drive, Suite 260

San Diego, CA 92127

PROXY STATEMENT

INTRODUCTION

This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of SourcingLink.net, Inc., a Delaware corporation (“SourcingLink”), for use at its 2003 Annual Meeting of Stockholders (“Annual Meeting”) to be held on                     , 2003, at 10:00 a.m., at the                                                              , San Diego, California 9212        . This proxy statement and the accompanying proxy are being mailed to stockholders on or about                     , 2003. It is contemplated that this solicitation of proxies will be made primarily by mail; however, if it should appear desirable to do so in order to ensure adequate representation at the meeting, directors, officers and employees of SourcingLink may communicate with stockholders, brokerage houses and others by telephone, telegraph or in person to request that proxies be furnished and may reimburse banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them. All expenses incurred in connection with this solicitation shall be borne by SourcingLink.

At the Annual Meeting, stockholders will be asked to consider and vote (i) to approve amendments to SourcingLink’s Certificate of Incorporation, as amended, to effect a reverse split of SourcingLink’s common stock (the “common stock”) at a ratio of 5,100 to 1 followed immediately by a forward split at a ratio of 1 to 5,100, and to provide for payment in cash to those stockholders holding, prior to the reverse stock split, fewer than 5,100 shares of common stock (the “Split Transaction”), (ii) to approve the issuance and sale in a private placement to a principal stockholder, St. Cloud Investments Ltd., of 3,333,333 shares of SourcingLink’s common stock at $0.15 per share and a warrant to purchase up to an additional 366,667 shares of common stock at an exercise price of $0.15 per share (the “Private Placement”), (iii) to elect three directors to serve until SourcingLink’s annual meeting of stockholders to be held in 2004 or until their successors are duly elected and qualified, and (iv) to transact such other business as may properly come before the Annual Meeting, as set forth in the preceding Notice of Annual Meeting.

Holders of shares of common stock (“stockholders”) who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a stockholder may be revoked or superseded by executing a later dated proxy, by giving notice of revocation to the Secretary of SourcingLink at SourcingLink.net, Inc., 16855 West Bernardo Drive, Suite 260, San Diego, California 92127, in writing prior to or at the meeting or by attending the meeting and voting in person. A proxy, when executed and not so revoked, will be voted in accordance with the instructions given in the proxy.

If no choice is specified in the proxy, the proxy will be voted “FOR” (i) the approval of the amendments to SourcingLink’s Certificate of Incorporation, as amended, to effect the Split Transaction, (ii) the approval of the Private Placement, and (iii) the nominees for election of directors named in this proxy statement.

VOTING SECURITIES

The shares of common stock, $.001 par value, constitute the only outstanding class of voting securities of SourcingLink. Only the stockholders of record of SourcingLink as of the close of business on                     , 2003 (the “Record Date”) will be entitled to vote at the meeting or any adjournment or postponement thereof. As of the Record Date, there were 12,698,794 shares of common stock outstanding and entitled to vote. A majority of shares entitled to vote represented in person or by proxy will constitute a quorum at the meeting. Each stockholder is entitled to one vote for each share of common stock held as of the Record Date. Abstentions and broker non-votes are counted for the purpose of determining whether a quorum is present for the transaction of business. Abstentions are counted as present and entitled to vote in tabulating the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved. Abstentions or broker non-votes or other failures to vote will have the effect of a vote against the approval of the Split Transaction, which requires an affirmative vote by the majority of the outstanding shares of common stock, and will have no effect on the election of directors, who will be elected by a plurality of the affirmative votes cast. With respect to the Private Placement, abstentions will have the effect of a vote against the approval of such proposal, which requires the affirmative vote by the majority of shares present in person or by proxy at the Annual Meeting and entitled to vote, while broker non-votes or other failures to vote will not effect the outcome.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Split Transaction or the Private Placement, passed upon the merits or fairness of the Split Transaction or the Private Placement, or passed upon the adequacy or accuracy of the disclosure in this proxy statement.

SourcingLink’s Annual Report to Stockholders for the 2003 fiscal year (which is not part of the proxy soliciting material) is being mailed to stockholders with the proxy statement.

IMPORTANT: PLEASE RETURN YOUR PROXY PROMPTLY. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. WE WILL SEND DETAILED INSTRUCTIONS TO STOCKHOLDERS FOR SURRENDERING THEIR STOCK CERTIFICATES AS SOON AS PRACTICABLE AFTER THE AMENDMENTS BECOME EFFECTIVE.

SUMMARY TERM SHEET FOR SPLIT TRANSACTION

THE FOLLOWING SUMMARY BRIEFLY DESCRIBES THE MATERIAL TERMS OF THE SPLIT TRANSACTION AND RELATED TRANSACTIONS. THE PROXY STATEMENT CONTAINS A MORE DETAILED DESCRIPTION OF SUCH TERMS. WE ENCOURAGE YOU TO READ THIS ENTIRE PROXY STATEMENT AND THE DOCUMENTS WE HAVE INCORPORATED BY REFERENCE BEFORE VOTING. AS USED IN THIS PROXY STATEMENT, “SOURCINGLINK,” “WE,” “OUR,” “OURS” AND “US” REFER TO SOURCINGLINK.NET, INC., A DELAWARE CORPORATION, AND THE “SPLIT TRANSACTION” REFERS TO THE REVERSE AND FORWARD STOCK SPLITS, TOGETHER WITH THE RELATED CASH PAYMENTS TO STOCKHOLDERS HOLDING FEWER THAN 5,100 SHARES OF COMMON STOCK AT THE EFFECTIVE TIME OF THE REVERSE SPLIT.

If the Split Transaction is completed, stockholders holding only fractional shares after giving effect to the reverse 5,100:1 stock split of our common stock will receive a payment of $0.15 per share (the “Purchase Price”) for each share of common stock held immediately prior to the effective time of the reverse split (each, a “Pre-Split Share”). If the reverse stock split is completed, stockholders with less than 5,100 Pre-Split Shares will have no further interest in SourcingLink and will become entitled only to payment for their Pre-Split Shares. We expect to pay no more than approximately $235,000 in the aggregate to purchase the fractional shares. After the reverse stock split is completed and we identify those stockholders entitled to payment for their Pre-Split Shares, we will effect a forward stock split such that each share of common stock will be converted into 5,100 shares of common stock post-forward split. Thus, stockholders who hold 5,100 or more Pre-Split Shares will have the same number of shares of common stock following the forward stock split. The intended effect of the Split Transaction will be to reduce the number of stockholders of record to less than 300, thereby allowing us to terminate our reporting obligations under the Securities Exchange Act of 1934 (the “1934 Act”). In addition to eliminating the substantial costs we are currently incurring to be a public company, the Split Transaction will also permit stockholders holding a small amount of shares of our common stock to receive cash for their current shares without having to pay brokerage commissions. See “Background, Purpose, Structure and Effect of the Split Transaction – Structure of the Split Transaction and Effect on SourcingLink’s Stockholders” beginning on page          and “- Effect of the Split Transaction on SourcingLink” beginning on page         .

Outstanding options and warrants to acquire shares of SourcingLink’s common stock held by our employees, directors, consultants and investors will remain outstanding following the Split Transaction. See “Background, Purpose, Structure and Effect of Split Transaction – Effect of Split Transaction on SourcingLink’s Optionees and Warrantholders” beginning on page         .

The board of directors has unanimously determined that the Split Transaction is advisable and in the best interests of SourcingLink and its stockholders and recommends that you vote “FOR” the Split Transaction. See “Recommendation of the Board of Directors” beginning on page         .

The board of directors retained Friend & Company to render its opinion with respect to the fairness, from a financial point of view, to SourcingLink’s stockholders holding fewer than 5,100 Pre-Split Shares. Friend & Company concluded that the consideration to be offered to the stockholders holding fewer than 5,100 Pre-Split Shares was fair from a financial point of view. Friend & Company did not provide the board of directors with any written materials, other than the fairness opinion, attached to this proxy statement as Annex B. See “Background, Purpose, Structure and Effect of Split Transaction—Opinion of Independent Financial Advisor” beginning on page         .

In order to be approved, 6,349,398 shares of common stock must be voted in favor of the Split Transaction. Our “affiliates,” consisting of SourcingLink’s directors and executive officers, who collectively own approximately 10.4% of the common stock outstanding on the Record Date, have indicated that they intend to vote in favor of the Split Transaction. See “Vote Required” beginning on page         .

Each of our affiliates holds more than 5,100 shares of common stock and will remain stockholders of SourcingLink following the Split Transaction. Following the completion of the Split Transaction, each of our affiliates and other members of management owning common shares will own a slightly increased percentage of the outstanding common stock. We do not anticipate any changes in SourcingLink’s board of directors or management

following the Split Transaction. See “Security Ownership of Management and Certain Beneficial Owners” beginning on page          and “Background, Purpose, Structure and Effect of Split Transaction-Conduct of SourcingLink’s Business After the Split Transaction” beginning on page         .

Under Delaware law, our stockholders are not entitled to dissenter’s or appraisal rights with respect to the Split Transaction. See “Appraisal Rights” beginning on page         .

Under state escheat laws, any payment for fractional interests not claimed by the stockholder entitled to such payment may be claimed by various states. See “Escheat Laws” beginning on page         .

The receipt of cash in the Split Transaction by stockholders holding Pre-Split Shares will be a taxable transaction. See “Background, Purpose, Structure and Effect of Split Transaction—Material Federal Income Tax Consequences” beginning on page         .

If the Split Transaction is approved by our stockholders, each stockholder holding fewer than 5,100 Pre-Split Shares will receive a letter from our exchange agent following the effective date of the Split Transaction. This letter will indicate the procedures to be followed for surrendering your stock certificates. See “Exchange of Stock Certificates” beginning on page         .

We estimate that the total funds required to complete the Split Transaction, including consideration to be paid to the stockholders entitled to receive cash and professional fees and expenses, will be no more than approximately $437,575. We expect that the total funds required will be paid from the proceeds of the proposed Private Placement, as described in more detail in proposal two of this proxy statement. In the event that the proposed Private Placement is not consummated, SourcingLink does not intend to consummate the Split Transaction. See “Background, Purpose, Structure and Effect of the Split Transaction—Sources of Funds and Financial Effect of the Split Transaction” beginning on page         .

There are risks associated with the Split Transaction. See “Risk Factors” beginning on page         .

If you have more questions about the Split Transaction or would like additional copies of this proxy statement, please contact our Chief Financial Officer at SourcingLink.net, Inc., 16855 West Bernardo Drive, Suite 260, San Diego, California 92127, Telephone: (858) 385-8900, extension 301.

PROPOSAL ONE

APPROVAL OF AMENDMENT TO SOURCINGLINK’S CERTIFICATE OF INCORPORATION TO

EFFECT A REVERSE STOCK SPLIT FOLLOWED BY A FORWARD STOCK SPLIT OF

SOURCINGLINK’S COMMON STOCK

Forward Looking Statements

Forward looking statements are those statements that describe management’s beliefs and expectations about the future. We have identified forward looking statements by using words such as “anticipate,” “believe,” “could,” “estimate,” “may,” “expect” and “intend.” Although we believe that these expectations are reasonable, our operations involve a number of risks and uncertainties, including those described in this proxy statement and other documents filed by us with the Securities and Exchange Commission. Therefore, these types of statements may prove to be incorrect.

Introduction

The board of directors has authorized, and recommends for your approval a split transaction that is comprised of three different transactions:

•	a reverse stock split (the “Reverse Split”) pursuant to which each share of common stock registered in the name of a stockholder at the effective time of the Reverse Split will be converted into one fifty-one hundredth (1/5,100) of a share of common stock;

•	payment of $0.15 per share for each Pre-Split Share paid only to stockholders holding fewer than 5,100 shares of common stock prior to the Reverse Split; and

•	a forward stock split (the “Forward Split”) pursuant to which each share of common stock, including fractional shares, outstanding following consummation of the Reverse Split and fractional share payment will be converted into 5,100 shares of common stock.

If a registered stockholder holds 5,100 or more Pre-Split Shares in his or her name or account at the effective time of the Reverse Split, any fractional share in such account resulting from the Reverse Split will not be cashed out and the total number of shares held by such holder will not change as a result of the Split Transaction.

If approved by stockholders, the Split Transaction will become effective on such date as may be determined by the board of directors upon the filing of the necessary amendments to SourcingLink’s Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Effective Date”). The form of proposed amendments to SourcingLink’s Certificate of Incorporation, as amended, necessary to effect the Split Transaction is attached to this proxy statement as Annex A.

Any holder of record of less than 5,100 Pre-Split Shares who desires to retain an equity interest in SourcingLink after the Effective Date may do so by purchasing, prior to the Effective Date, a sufficient number of shares of common stock such that the stockholder holds 5,100 or more Pre-Split Shares. Due to the limited trading market for SourcingLink’s stock, however, a stockholder desiring to retain an equity interest in SourcingLink may not be able to purchase enough shares to retain an equity interest in SourcingLink. We intend for the Split Transaction to treat stockholders holding common stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Split Transaction for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Risk Factors

You should consider the following risks prior to casting your vote.

Risks Associated with Remaining a Stockholder

The Lack Of Liquidity For Shares Of Our Common Stock Following The Effective Date May Adversely Affect The Value Of Your Shares.

Following the Split Transaction, we expect to have less than 300 stockholders. As a result, we will be entitled and we intend, to de-register our shares of common stock under the 1934 Act. Once we de-register our shares of common stock, our shares will no longer be traded on the Over-The-Counter Electronic Bulletin Board (the “OTC”) and we will not file any more reports with the SEC. As a result, there will be no effective trading market for our shares and stockholders desiring to sell their shares may have a difficult time finding a buyer for these shares. This lack of liquidity may adversely affect your ability to sell your shares and the price a buyer is willing to pay for the shares.

We Do Not Intend To Pay Dividends Or Make Other Distributions To Our Stockholders In The Foreseeable Future.

We have never paid dividends and we do not intend to do so in the foreseeable future. Accordingly, stockholders will not receive any distribution with respect to their shares.

We Do Not Have Any Plans To Sell SourcingLink Or Otherwise Enter Into A Transaction That Would Provide Liquidity For Your Shares, Which Could Adversely Affect The Value Of Your Shares.

We do not have any present intention or plans to sell SourcingLink or enter into any other transaction that would provide stockholders with a liquidity event for their shares, which may adversely affect the value of your shares.

Stockholders Will Continue To Be Subject To The Operational And Other Risks Facing SourcingLink, Which Risks, If Realized, Could Result In A Substantial Reduction In The Value Of Their Shares Of Common Stock.

Following the Split Transaction, we will continue to face many of the same risks we have faced in the past and that have been described in our annual report and may face additional risks associated with being a private company. There is no guarantee that we will be able to adequately address these risks and the value of your shares may never reach $0.15 or more per share.

Risks Associated with Not Being a Stockholder

Stockholders Who Are Cashed Out Will Forfeit The Opportunity To Participate In Any Future Growth In The Value Of Their Shares.

Stockholders who are cashed out in the Split Transaction will no longer be stockholders in SourcingLink (unless they subsequently acquire shares from other stockholders following the Effective Date) and will no longer participate in any growth in the value of their shares that may occur in the future. It is possible that the value of our shares could exceed $0.15 per share in the future.

Recommendation of the Board of Directors

The board of directors has unanimously determined that the Split Transaction and the related transactions are in the best interest of SourcingLink and our stockholders, and are both substantively and procedurally fair to our stockholders, and unanimously recommends a vote “FOR” the proposal to approve the Split Transaction and the related transactions described in this proxy statement.

Background, Purpose, Structure and Effect of the Split Transaction

Background

As of September 30, 2003, approximately 114 of our 143 stockholders of record of our common stock owned fewer than 5,100 shares. At that time, these stockholders represented approximately 80% of the total number of stockholders of record of such common stock, but these accounts represented approximately only 0.5% of the total number of outstanding shares of our common stock.

We do not know the exact number of shares of our common stock owned beneficially (but not of record) by persons who own fewer than 5,100 shares of our common stock and who hold the shares in street name. However, based on the number of sets of proxy materials that we are requested to provide to the brokers, dealers, etc., we estimate that there are approximately 900 such holders owning beneficially approximately 5,990,000 shares or 47% of the total number of outstanding shares of our common stock. Based on the holdings of our stockholders of record and a list of our non-objecting beneficial owners, we estimate that approximately 800 stockholders holding shares in street name hold less than 5,100 shares of our common stock, or an aggregate of 1,479,000 shares.

Accordingly, we estimate that there are an aggregate of approximately 1,545,000 shares of our common stock, representing 12% of our outstanding shares, held by stockholders holding fewer than 5,100 shares.

Reasons for the Split Transaction

In recent years, the board of directors believes the public marketplace has had less interest in public companies with a small market capitalization and a limited amount of securities available for trading in the public marketplace. The board of directors believes it is highly speculative whether our common stock would ever achieve significant market value in the public marketplace with an active and liquid market. The realization that our common stock might not in the foreseeable future achieve significant market value as a public company is one of the reasons that caused the board of directors to conclude that SourcingLink no longer is benefitting from being a public company, and that it would be in the best interest of SourcingLink and its stockholders for SourcingLink to be privately held. As a private company, the board of directors also concluded that management would have increased flexibility to consider and initiate actions that may produce long-term benefits and growth without the pressure and expectation to produce quarterly earnings per share growth.

Additionally, as a public company, SourcingLink is required to prepare and file with the Securities and Exchange Commission, among other items, the following:

•	Quarterly Reports on Form 10-QSB;

•	Annual Reports on Form 10-KSB;

•	Proxy statements and annual stockholder reports as required by Regulation 14A under the 1934 Act; and

•	Current Reports on Form 8-K.

The costs associated with these reports and other filing obligations as well as other costs relating to public company status comprise a significant overhead expense, amounting to approximately $370,000 in fiscal year 2003. Such amount is significant to our current working capital and is a large annual cash outflow for a company of our size. The reporting and filing costs primarily include professional fees for our auditors and corporate counsel and internal compliance costs, including executive time to prepare and review a filing. Since SourcingLink has relatively few executive personnel, the indirect costs can be substantial. These Securities and Exchange Commission registration-related costs have been increasing over the years, and we believe that they will continue to increase substantially, particularly as a result of the additional reporting and disclosure obligations imposed on public companies by the recently enacted Sarbanes-Oxley Act of 2002. Additionally, one of the other major costs relating to public company status is director’s and officer’s liability insurance, which cost has increased over the last few years and we anticipate will continue to escalate in the future.

In addition to the direct and indirect costs associated with the preparation of the filings under the 1934 Act and the recent additional reporting and disclosure obligations referenced above, and the costs associated with procuring and maintaining director’s and officer’s liability insurance, the cost of administering and maintaining so many small stockholder accounts is significant. The cost of administering each stockholder’s account is essentially the same regardless of the number of shares held in that account. Therefore, our costs to maintain such small accounts are disproportionately high when compared to the total number of shares involved. In 2004, assuming that the Split Transaction does not occur, we expect that each stockholder will cost us approximately $23.55 for transfer agent and other administrative fees as well as printing and postage costs to mail proxy materials and the annual and periodic reports required to be distributed to stockholders under the 1934 Act.

We expect that we will reduce the total cost of administering stockholder accounts by at least $20,000 per year if we complete the Split Transaction. In addition, we estimate that other costs associated with public filings, including legal and accounting fees directly attributable to the public filings, as well as directors’ and officers’ liability insurance and other costs of being a public company, will save SourcingLink approximately $280,000 per year if the Split Transaction is completed, for an aggregate annual savings to SourcingLink of approximately $300,000 including the cost of administering stockholder accounts.

In light of our size and these disproportionate costs, the board of directors concluded that the costs associated with reducing the number of stockholders of record below 300 was reasonable in view of the anticipated benefits of being privately held.

Moreover, the Split Transaction will provide stockholders with fewer than 5,100 Pre-Split Shares with an efficient way to cash out their investment in SourcingLink because we will pay all transaction costs such as brokerage or service fees in connection with the Split Transaction. Otherwise, stockholders with small holdings would likely incur brokerage fees that are disproportionately high relative to the market value of their shares, based on the $0.03 bid price as of October 23, 2003, the day prior to the announcement of the Split Transaction, if they wanted to sell their stock. The Split Transaction will eliminate these problems for most stockholders with small holdings.

The going private proposal is being made at this time because the sooner the proposal can be implemented, the sooner SourcingLink will cease to incur the expenses and burdens (which are only expected to increase in the near future) and the sooner stockholders who are to receive cash in the transaction will receive and be able to reinvest or otherwise make use of such cash payments.

Factors Considered by the Board of Directors

In the course of reaching its decision to recommend to the stockholders the approval of the Split Transaction and the related transactions, the following material positive factors were considered by the board of directors:

•	the value being paid to the holders of less than 5,100 Pre-Split Shares is higher than the market value of common stock based on the closing bid price of $0.03 per share on the day prior to the announcement of the Split Transaction, the book value of $0.05 per share on June 30, 2003, and the loss per share of $0.16 during the fiscal year ended March 31, 2003;

•	the opinion of the independent financial advisor that the consideration to be received by the stockholders holding less than 5,100 Pre-Split Shares is fair to those stockholders from a financial point of view;

•	anticipated reductions in operating expenses associated with administering a large number of stockholder accounts and in time spent responding to stockholder requests;

•	anticipated reductions in the expenses of procuring and maintaining director’s and officer’s liability insurance;

•	anticipated reductions in the expenses of compliance with the reporting requirements of U.S. securities laws;

•	the opportunity for stockholders holding less than 5,100 Pre-Split Shares to liquidate their holdings without incurring brokerage costs, particularly given the relatively illiquid market for shares of SourcingLink’s common stock, at a price higher than the market value for such shares; and

•	the ability of stockholders wishing to remain stockholders to purchase sufficient shares in advance of the meeting to cause them to own more than 5,100 Pre-Split Shares.

The board of directors also considered the following potential adverse factors of the Split Transaction and related transactions:

•	following the completion of the Split Transaction, the stockholders of less than 5,100 Pre-Split Shares prior to the Reverse Split will cease to participate in the future growth of SourcingLink, if any, or benefit from increases, if any, in the value of SourcingLink. This factor is somewhat mitigated by the fact that these stockholders may purchase shares of our common stock prior to the Effective Date;

•	the payment for fractional shares is a taxable transaction for stockholders;

•	the market for SourcingLink’s common stock will become less liquid since there no longer will be any established market to trade our common stock; and

•	SourcingLink loses its potential to raise capital through the sale of its publicly-traded securities in either a public or private offering in the future. As a practical matter, however, capital from the public market has not been, and is not expected to be, available to SourcingLink.

In arriving at its decision, the board of directors considered the results of all its analysis as a whole and did not attribute any particular weight to any particular analysis or factor it considered.

The board of directors considered several alternative transactions to accomplish the reduction in the number of stockholders to fewer than 300 holders of record but ultimately determined the Split Transaction was the preferred method. Management conducted an analysis of the alternatives available to SourcingLink. In making this analysis, management considered the following alternative strategies:

(a) A cash tender offer – The board of directors believed it would not result in shares being tendered by a sufficient number of record stockholders so as to accomplish the going private objective and reducing recurring costs. It was thought unlikely that many holders of small numbers of shares would make the effort to tender their shares of common stock and the cost of completing the tender offer could be significant in relation to the value of the shares of common stock sought to be purchased;

(b) A purchase of shares in the open market – There is no active trading market for the common stock; therefore, it would be highly unlikely that shares of common stock could be acquired by SourcingLink from a sufficient number of holders to accomplish the board of directors’ objectives; and

(c) Reverse stock split without a subsequent forward split – Although this alternative would accomplish the objective of reducing the number of record stockholders below the 300 threshold, assuming the approval of the reverse split by SourcingLink’s stockholders, the board of directors rejected this alternative since it would be more expensive to accomplish based on the additional fractional shares that would have to be purchased in contrast to the Split Transaction. The higher cost for this alternative is a result of the greater number of fractional shares that would result, and that SourcingLink would be obligated to purchase, in the absence of a subsequent forward split.

SourcingLink retained an outside party, Friend & Company, to obtain a report and opinion relating to the fairness of the consideration to be paid to stockholders holding fewer than 5,100 Pre-Split Shares. The Split Transaction is expected to result in the cash-out of approximately 1,545,000 shares of common stock at the purchase price of $0.15 per share, for an aggregate purchase price of not more than approximately $235,000. No independent committee of the board of directors has reviewed the fairness of the Split Transaction. No unaffiliated representative acting solely on behalf of the stockholders for the purpose of negotiating the terms of the Split Transaction was retained by SourcingLink or by a majority of SourcingLink’s independent directors. In spite of the absence of an unaffiliated representative acting solely on behalf of the stockholders, SourcingLink believes that the Split Transaction is substantively fair to all stockholders for the reasons set forth in the remaining portion of this section.

The Purchase Price of $0.15 reflects a 400% premium over the bid price of $0.03 as reported for the common stock on the OTC on October 23, 2003, the day prior to the announcement of the Split Transaction. The board of directors believes that the Split Transaction is substantively fair to all stockholders. Present stockholders (including those whose shares are expected to be cashed out) generally will have an opportunity both to evaluate all of the information contained herein and to compare the potential value of an investment in SourcingLink with that of other available investments. The board of directors believes that the Split Transaction is procedurally fair to our stockholders because the Reverse Split is being effected in accordance with all requirements under Delaware law and hence will require the affirmative vote of the holders of a majority of the sole class of SourcingLink’s outstanding capital stock. In addition, between the date hereof and the Effective Date all stockholders of SourcingLink will have an opportunity to adjust the number of Pre-Split Shares owned by them so that holders who would otherwise be cashed out can continue to be stockholders, and continuing holders can so divide or otherwise adjust their existing holdings as to become cashed-out stockholders as to some or all of their Pre-Split Shares. None of our affiliates are expected to adjust their holdings so as to become a cashed-out stockholder. We believe that, in making their decision to determine the Purchase Price, our directors were conscious of the importance of the issues (including those that adversely affect continuing stockholders as well as those that affect cashed-out stockholders) and acted in accordance with their fiduciary duties to SourcingLink and our stockholders.

No provision has been made to grant stockholders of SourcingLink access to its corporate files or to obtain counsel or appraisal services at the expense of SourcingLink or any other party. Each member of the board of directors and each executive officer of SourcingLink who owns shares of common stock has advised SourcingLink that he intends to vote his shares in favor of the Split Transaction.

Source of Funds and Financial Effect of the Split Transaction

The Split Transaction and the use of approximately $437,575 in cash to complete the Split Transaction, which includes professional fees and other expenses related to the transaction and payments to be made in lieu of issuing fractional shares, are not expected to have any material adverse effect on SourcingLink’s capitalization, liquidity, results of operations or cash flow. Because the actual number of Pre-Split Shares which will be purchased by SourcingLink is unknown at this time, the total cash to be paid to holders by SourcingLink is unknown, but is estimated to be not more than $235,000.

The approximately $202,575 in transaction related fees and expenses, excluding the payments to be made in lieu of issuing fractional shares, consists of the following:

Description	Amount
Advisory fees and expenses	$47,000
Legal fees and expenses	$125,000
Accounting, printing, solicitation, mailing and miscellaneous fees and expenses	$30,575
Total	$202,575

SourcingLink expects to be able to finance the Split Transaction through the use of proceeds from the proposed Private Placement discussed in proposal two of this proxy statement. In the event that the proposed Private Placement is not consummated, SourcingLink does not intend to complete the Split Transaction.

Structure of the Split Transaction and Effect on SourcingLink’s Stockholders

The Split Transaction includes the Reverse Split, cash payment to Cashed-Out Stockholders (as defined below) for Pre-Split Shares and the Forward Split of the common stock. If the Split Transaction is approved by stockholders, the Reverse Split is expected to occur at 5:00 p.m. Pacific Standard Time on the Effective Date and the Forward Split is expected to occur at 5:01 p.m. Pacific Standard Time on the Effective Date. Upon consummation of the Reverse Split, each stockholder of record on the Effective Date will receive one share of common stock for each 5,100 Pre-Split Shares held by such stockholder at that time. If a stockholder of record holds 5,100 or more Pre-Split Shares, any fractional share will not be cashed out after the Reverse Split and, following the completion of the Forward Split, such stockholder will receive 5,100 shares of common stock for every one share of common stock that he or she had immediately following the Reverse Split, such that the total number of shares held by such stockholder will not have changed as a result of the overall Split Transaction. Any stockholder of record who holds fewer than 5,100 Pre-Split Shares at the time of the Reverse Split (also referred to as a “Cashed-Out Stockholder”) will receive a cash payment instead of a fractional share. We intend for the Split Transaction to treat stockholders holding common stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Split Transaction for their beneficial holders. Accordingly, we also refer to those street name holders who receive a cash payment instead of fractional shares as “Cashed-Out Stockholders.” However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

In general, the Split Transaction can be illustrated by the following examples:

Hypothetical Scenario	Result

•      A stockholder holds a single record account with less than 5,100 shares. As of the Effective Date, a registered stockholder holds 4,500 shares of common stock in her record account. Such stockholder holds no other shares.

•      Instead of receiving a fractional share of common stock immediately after the Reverse Split, such stockholder’s shares will be converted into the right to receive cash in the amount of $675 (4,500 shares x $0.15).

•      Note: If such registered stockholder wants to continue her investment in SourcingLink, prior to the Effective Date, she can buy at least 600 more shares (preferably in her record account so as to make it more readily apparent that she holds 5,100 or more shares). Such stockholder would have to act far enough in advance of the Split Transaction so that the purchase is completed and in her account by the close of business (Pacific Standard Time) on the Effective Date.

•      A stockholder holds a single brokerage account with less than 5,100 shares. As of the Effective Date, a stockholder holds 4,000 shares of common stock in her name in a brokerage account. Such stockholder holds no other shares.

•      SourcingLink intends for the Split Transaction to treat stockholders holding shares of common stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their names. Nominees will be instructed to effect the Split Transaction for their beneficial owners. If this occurs, such stockholder will receive, through her broker, a check for $600 (4,000 shares x $0.15). However, nominees may have a different procedure and stockholders holding shares of common stock in street name should contact their nominees.

• A stockholder holds a single record account with more than 5,100 shares. As of the Effective Date, a registered stockholder holds 7,500 shares of common stock in his record account.	• After the Split Transaction, such stockholder will continue to hold 7,500 of shares of common stock.

•      A stockholder holds two separate record accounts with an aggregate of more than 5,100 shares. As of the Effective Date, a registered stockholder holds 3,500 shares of common stock in one record account and 2,000 shares of common stock in another record account.

• After the Split Transaction, such stockholder will continue to hold an aggregate of 5,500 shares of common stock.

•      A stockholder holds a record account and a brokerage account with an aggregate of more than 5,100 shares. As of the Effective Date, a stockholder holds 4,000 shares of common stock in his record account and 2,000 shares of common stock in a brokerage account.

•      If either SourcingLink or such stockholder can establish to SourcingLink’s satisfaction that he in fact holds greater than 5,100 shares, such stockholder’s shares will remain outstanding after the transaction. Otherwise, SourcingLink will presume that all of the shares are held by a holder of fewer than 5,100 shares and were, therefore, converted into the right to receive two separate checks in the aggregate amount of $900 (4,000 shares x $0.15 = $600; 2,000 shares x $0.15 = $300). The stockholder would be able to rebut the presumption that his shares were cashed out in the Split Transaction by certifying in the letter of transmittal sent to him after the Reverse Split that he holds greater than 5,100 shares and providing SourcingLink such other information and documentation as it may request to verify that fact.

Conversion of Shares in Split Transaction

On the Effective Date of the Split Transaction:

•	stockholders holding fewer than 5,100 Pre-Split Shares, whether record shares (as defined below) or street shares (as defined below), will receive cash equal to $0.15 per share, without interest, and such shares will be cancelled;

•	all outstanding shares of SourcingLink common stock other than those described above will remain outstanding with all rights, privileges, and powers existing immediately before the transaction;

•	no stockholder holding immediately prior to the effective time 5,100 or more Pre-Split Shares (including any combination of record shares or street shares) in the aggregate shall be entitled to receive any cash consideration with respect to the shares so held; and

•	it is a condition precedent to the right of any holder to receive the cash consideration, if any, payable with respect to the shares held by such holder, that such holder certify to SourcingLink in the letter of transmittal delivered by the exchange agent as described below that such holder held fewer than 5,100 Pre-Split Shares (including any combination of record shares and street shares) in the aggregate.

As used above:

•	the term “record shares” means shares of SourcingLink’s common stock, other than street shares, and any record share shall be deemed to be held by the registered holder thereof as reflected on the books of SourcingLink;

•	the term “street shares” means shares of SourcingLink common stock held of record in street name, and any street share shall be deemed to be held by the beneficial owner thereof as reflected on the books of the nominee holder thereof; and

•	the term “holder” means: (a) any record holder who would be deemed, under Rule 12g5-1 under the 1934 Act as described below, to be a single “person” for purposes of determining the number of record stockholders of SourcingLink, and (b) any other person or persons who would be deemed to be a “holder” under the above clause if the shares it holds beneficially in street name were held of record by such person or persons.

SourcingLink (along with any other person or entity to which it may delegate or assign any responsibility or task with respect thereto) shall have full discretion and exclusive authority (subject to its right and power to so delegate or assign such authority) to:

•	make such inquiries, whether of any stockholder(s) or otherwise, as it may deem appropriate for purposes of effecting the Split Transaction; and

•	resolve and determine, in its sole discretion, all ambiguities, questions of fact and interpretive and other matters relating to such provisions, including, without limitation, any questions as to the number of Pre-Split Shares held by any stockholder. All such determinations by SourcingLink shall be final and binding on all parties, and no person or entity shall have any recourse against SourcingLink or any other person or entity with respect thereto.

For purposes of effecting the transaction, SourcingLink may, in its sole discretion, but shall not have any obligation to do so:

•	presume that any shares of SourcingLink common stock held in a discrete account (whether record or beneficial) are held by a person distinct from any other person, notwithstanding that the registered or beneficial holder of a separate discrete account has the same or a similar name as the holder of a separate discrete account; and

•	aggregate the shares held (whether of record or beneficially) by any person or persons that SourcingLink determines to constitute a single holder for purposes of determining the number of shares held by such holder.

Rule 12g5-1 under the 1934 Act provides that, for the purpose of determining whether an issuer is subject to the registration provisions of the 1934 Act, securities shall be deemed to be “held of record” by each person who is identified as the owner of such securities on the records of security holders maintained by or on behalf of the issuer, subject to the following:

•	In any case where the records of security holders have not been maintained in accordance with accepted practice, any additional person who would be identified as such an owner on such records if they had been maintained in accordance with accepted practice shall be included as a holder of record.

•	Securities identified as held of record by a corporation, a partnership, a trust (whether or not the trustees are named), or other organization shall be included as so held by one person.

•	Securities identified as held of record by one or more persons as trustees, executors, guardians, custodians or in other fiduciary capacities with respect to a single trust, estate or account shall be included as held of record by one person.

•	Securities held by two or more persons as co-owners shall be included as held by one person.

•	Securities registered in substantially similar names where the issuer has reason to believe because of the address or other indications that such names represent the same person, may be included as held of record by one person.

Effect of Split Transaction on SourcingLink’s Optionees and Warrantholders

Outstanding options and warrants to acquire shares of SourcingLink’s common stock held by our employees, directors, consultants and investors will remain outstanding following the Split Transaction.

Effect of Split Transaction on SourcingLink

Our Certificate of Incorporation, as amended, currently authorizes the issuance of 60,000,000 shares of common stock and 15,000,000 shares of preferred stock, of which 5,000,000 shares have been designated Series A Preferred Stock. As of the Record Date, 12,698,794 shares of common stock were outstanding and no shares of preferred stock were outstanding. Based upon SourcingLink’s best estimates, if the Split Transaction had been consummated as of the Record Date, the number of outstanding shares of common stock would have been reduced by the Split Transaction from 12,698,794 to approximately 11,153,794. This would have reduced the number of holders of record of common stock from approximately 1,043 to approximately 129 or by approximately 914 stockholders.

Our common stock is currently registered under Section 12(g) of the 1934 Act and, as a result, we are subject to the periodic reporting and other requirements of the 1934 Act. As a result of the Split Transaction, we anticipate that we will have less than 300 holders of record of our publicly-traded common stock and the requirement that SourcingLink maintain its registration under the 1934 Act will terminate and it will become a “private” company. As a result of SourcingLink’s deregistration, our shares of common stock will no longer trade on the OTC. In connection with the proposed Split Transaction, we have filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC.

Based on the aggregate number of shares owned by holders of record of less than 5,100 Pre-Split Shares as of the Record Date, SourcingLink estimates that payments of cash in lieu of the issuance of fractional shares to persons who held less than 5,100 Pre-Split Shares of common stock immediately prior to the Split Transaction will not exceed approximately $235,000 in the aggregate.

The par value of the common stock will remain at $0.001 per share and the number of authorized shares will remain the same following consummation of the Reverse Split. The total number of outstanding shares of common stock following the Split Transaction will be reduced by approximately 1,545,000. After the consummation of the Split Transaction, the outstanding shares will represent about 18.6% of the total authorized shares of common stock.

Effect of the Split Transaction on Affiliates

Affiliates of SourcingLink, consisting of our executive officers and directors, will participate in the Split Transaction to the same extent as nonaffiliates. The affiliates of SourcingLink all currently own sufficient shares of common stock (over 5,100 each) so that they will all continue to be stockholders after the Split Transaction. As with all other remaining stockholders of SourcingLink, the percentage ownership by the affiliates of the total outstanding shares after the Split Transaction will increase slightly.

The amounts set forth in the table entitled “Security Ownership of Certain Beneficial Owners and Management” illustrate the anticipated effect on the affiliates of the Split Transaction and the Private Placement. The Split Transaction will not have a material effect on the affiliates. The net book value per share as of June 30, 2003 was $0.05 per share; if the Split Transaction had occurred as of that date, we estimate that the net book value would have been $0.06 per share, an increase of approximately 20.0%. The net loss per share for the fiscal year ended March 31, 2003 was $0.16 per share; if the Split Transaction had been effected as of the same date, we estimate that the loss per share would have been $0.19 per share, an increase in the net loss per share of approximately 18.8%.

Cash Payment in Lieu of Shares of Common Stock

We will not issue any fractional shares in connection with the Split Transaction. Instead, if a stockholder holds less than 5,100 Pre-Split Shares, we will pay $0.15 for each such Pre-Split Share.

All amounts payable to stockholders will be subject to applicable state laws relating to abandoned property. See “Escheat Laws” below. No service charges or brokerage commissions will be payable by stockholders in connection with the Split Transaction. SourcingLink will pay any fees that are imposed on stockholders holding fewer than 5,100 Pre-Split Shares by any bank, nominee or brokerage. We will not pay interest on cash sums due any such stockholder pursuant to the Split Transaction.

Assuming the Split Transaction occurs, as soon as practical after the Effective Date, which will occur no later than thirty (30) days following the date of the Annual Meeting, we will mail a letter of transmittal to each holder of record of less than 5,100 Pre-Split Shares. The letter of transmittal will contain instructions for the surrender of the certificate or certificates to SourcingLink’s exchange agent in exchange for the aggregate Purchase Price. No cash payment will be made to any stockholder until the stockholder has surrendered the outstanding certificate(s), together with the letter of transmittal, to SourcingLink’s exchange agent. See “Exchange of Stock Certificates” below. No appraisal rights are available under the Delaware General Corporation Law, SourcingLink’s By-laws or Certificate of Incorporation, as amended, to any stockholders who dissent from the proposed Split Transaction. See “Appraisal Rights” below.

Conduct of SourcingLink’s Business After the Split Transaction

We expect our business and operations to continue as they are currently being conducted and, except as disclosed in this document, the Split Transaction is not anticipated to have any effect upon the conduct of our business. If the Split Transaction is consummated, all persons owning fewer than 5,100 Pre-Split Shares of common stock will no longer have any equity interest in and will not be stockholders of SourcingLink and, therefore, will not participate in our future potential or earnings and growth. Instead, each such owner of common stock will have the right to receive, upon surrender of their stock certificates, the Purchase Price per share in cash, without interest.

In addition, individuals who are members of the board of directors and of management of SourcingLink now owning approximately 10.4% of the common stock are expected to own approximately 9.2% of the common stock after the Split Transaction and the Private Placement. See “Security Ownership of Certain Beneficial Owners and Management.”

Other than as described in this proxy statement, neither SourcingLink nor our management has any current plans or proposals to effect any extraordinary corporate transaction such as a merger, reorganization or liquidation; to sell or transfer any material amount of our assets; to change our board of directors or management; to change materially our indebtedness or capitalization; or otherwise to effect any material change in our corporate structure or business.

Material Federal Income Tax Consequences

The following is a general discussion of the material U.S. federal income tax considerations relevant to SourcingLink and our stockholders resulting from the Split Transaction. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, Internal Revenue Service (“IRS”) rulings and judicial decisions now in effect, all of which are subject to change (possibly with retroactive effect) or different interpretations. We cannot assure you that the IRS will not challenge one or more of the tax consequences described in this section, and we have not obtained, nor do we intend to obtain, a ruling from the IRS with respect to the U.S. federal tax consequences of the Split Transaction.

This discussion does not purport to deal with all aspects of U.S. federal taxation that relate to the Split Transaction. Additionally, this discussion does not purport to address all U.S. federal tax consequences that may be relevant to a particular holder in light of the holder’s circumstances, including without limitation, stockholders subject to the alternative minimum tax; banks, insurance companies, or other financial institutions, tax-exempt organizations, dealers in securities or commodities, traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, holders whose “functional currency” is not the United States dollar, persons that will hold the notes as a position in a hedging transaction, or “straddle,” “conversion transaction” or other risk reduction transaction.

This discussion also does not discuss any aspect of state, local or foreign law, or U.S. federal estate and gift tax law as applicable to the stockholders. In addition, this discussion assumes that you are one of the following:

•	a citizen or resident of the United States;

•	a corporation or other entity taxable as a corporation created or organized under U.S. law (Federal or state);

•	an estate the income of which is subject to Federal income taxation regardless of its sources;

•	a trust if a U.S. court is able to exercise primary supervision over administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust; or

•	any other person whose worldwide income and gain is otherwise subject to Federal income taxation on a net basis.

This summary also assumes that you have held and will continue to hold your shares as capital assets.

The board of directors believe that the Split Transaction will be treated as a tax-free “recapitalization” for Federal income tax purposes. This will result in no material Federal income tax consequences to SourcingLink.

ALL STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES RESULTING FROM THE SPLIT TRANSACTION, IN LIGHT OF THEIR SPECIFIC CIRCUMSTANCES.

Federal income tax consequences to stockholders who are not cashed out in the Split Transaction: If you (i) continue to hold SourcingLink common stock immediately after the Split Transaction, and (ii) you receive no cash as a result of the Split Transaction, you will not recognize any gain or loss in the Split Transaction and you will have the same adjusted tax basis and holding period in your SourcingLink common stock after the Split Transaction as you had in your SourcingLink common stock immediately prior to the Split Transaction.

Federal income tax consequences to cashed out stockholders who do not own, and are not deemed to own, SourcingLink common stock after the Split Transaction: If you receive cash as a result of the Split Transaction and do not own, and are not deemed to own, SourcingLink common stock immediately after the Split Transaction, you will recognize capital gain or loss. The amount of capital gain or loss you recognize will equal the difference between the cash you receive for your cashed out stock and your aggregate adjusted tax basis in such stock.

Federal income tax consequences to stockholders who receive both cash and own, or are considered to own, SourcingLink common stock after the Split Transaction for federal income tax purposes: In some instances you may be entitled to receive cash in the Split Transaction for shares you hold in one capacity, but continue to hold shares in another capacity. For example, you may own less than 5,100 shares in your own name (for which you will receive cash) and own more than 5,100 shares jointly with another person. You may also be deemed to own shares held by others for Federal income tax purposes. For instance, if you own less than 5,100 shares in your own name (for which you will receive cash) and your spouse owns 5,100 shares or more (which will continue to be held following the completion of the Split Transaction), the shares owned by your spouse will be attributed to you. As a result, in some instances the shares you hold in one capacity might be cashed out in the Split Transaction, while shares you own in another capacity, or which are attributed to you, may remain outstanding. In determining whether you are deemed to continue to hold stock immediately after the Split Transaction, you will be treated as owning shares actually or constructively owned by certain family members and entities in which you have an interest (such as trusts and estates of which you are a beneficiary and corporations and partnerships of which you are an owner, and shares you have an option to acquire).

If you both receive cash as a result of the Split Transaction and actually continue to hold SourcingLink common stock in another capacity immediately after the Split Transaction, you generally will recognize gain, but not loss, in an amount equal to the lesser of (i) the excess of the sum of aggregate fair market value of your shares of SourcingLink common stock deemed received in the Split Transaction plus the cash received over your adjusted tax basis for the SourcingLink stock disposed of in the Split Transaction or (ii) the amount of cash received in the Split Transaction. Any such gain recognized in the Split Transaction will be treated, for Federal income tax purposes, as capital gain if your receipt of cash either (i) is not essentially equivalent to a dividend with respect to you as determined under section 302(b)(1) of the Code, or (ii) is a substantially disproportionate redemption of stock with respect to you as determined under section 302(b)(2) of the Code. In such circumstances, your aggregate adjusted tax basis in your shares of SourcingLink common stock held immediately after the Split Transaction will be equal to your aggregate adjusted tax basis in your shares of SourcingLink common stock held immediately prior to the Split Transaction, increased by any gain recognized in the Split Transaction, and decreased by the amount of cash received in the Split Transaction.

If you do not meet the not essentially equivalent to a dividend or substantially disproportionate tests, the gain will be treated as ordinary dividend income to you to the extent of your ratable share of SourcingLink’s undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining amount will be treated as a capital gain.

If you do not actually own shares of SourcingLink stock after the Split Transaction, but are considered to own such stock for Federal income tax purposes under the attribution rules referred to above, if you meet the complete termination of interest test under Section 302(b)(3) of the Code (which would be possible if the only shares attributed to you were from a family member, you properly waive family attribution and certain other criteria are met), the disproportionate test or not essentially equivalent to a dividend test, then the gain recognized by you (the excess of the cash received over the basis for the SourcingLink shares cashed out) will be treated as capital gain. If you do not meet any of those tests, then the cash received (without reduction by your basis for the SourcingLink shares cashed out) will be treated as ordinary dividend income to you to the extent of your ratable share of SourcingLink’s undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining amount will be treated as a capital gain.

If you, or a person or entity whose ownership of SourcingLink shares would be attributed to you, will continue to hold SourcingLink common stock immediately after the Split Transaction, you are urged to consult your tax advisor as to the particular Federal, state, local, foreign, and other tax consequences of the Split Transaction, in light of your specific circumstances.

Tax rate changes: The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “2003 Tax Act”) reduces the individual tax rates on both long-term capital gains and dividend income. The top individual rate on adjusted capital gains is generally reduced to 15% (5% for taxpayers in the lower brackets). On dividend income, the top individual rate is generally reduced to 15% (5% for taxpayers in the lower brackets), provided certain holding period requirements and certain other conditions are satisfied. Beginning on January 1, 2009, the U.S. Federal income tax rates applicable to dividends and long-term capital gains are scheduled to return to the tax rates in effect prior to the enactment of the 2003 Tax Act. Additionally, the 2003 Tax Act provides that if an individual receives a dividend on a share of stock subject to the “extraordinary dividend” provisions of Section 1059 of the Code, any loss on the sale or exchange of such a share will, to the extent of such dividends, be treated as a long-term capital loss.

Backup withholding: Stockholders will be required to provide their social security or other taxpayer identification numbers (or, in some instances, additional information) in connection with the Split Transaction to avoid backup withholding requirements that might otherwise apply. The letter of transmittal will require each stockholder to deliver such information when the common stock certificates are surrendered following the effective time of the Split Transaction. Failure to provide such information may result in backup withholding.

As explained above, the amounts paid to you as a result of the Split Transaction may result in dividend income, capital gain income, or some combination of dividend and capital gain income to you depending on your individual circumstances.

THE PRECEDING DISCUSSION OF MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISER AS TO PARTICULAR TAX CONSEQUENCES TO IT AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, AND OF ANY PROPOSED CHANGES IN APPLICABLE LAWS.

Opinion of Independent Financial Advisor

Friend & Company was engaged by SourcingLink’s board of directors on July 24, 2003 to deliver a fairness opinion on the $0.15 price per Pre-Split Share for the Split Transaction, which price was determined by the board of directors. The terms of the engagement are described in more detail below. As part of its investment banking business, Friend & Company is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, fairness opinions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, minority stockholder representations and other purposes.

In conjunction with its engagement to deliver a fairness opinion on the price per Pre-Split Share for the Split Transaction, Friend & Company was concurrently engaged to render a fairness opinion in connection with the Private Placement, as described in proposal two of this proxy statement. Friend & Company was asked by the board of directors to consider both the fairness of the price relating to the Split Transaction and the Private Placement separately. As such, Friend & Company has not made any opinions, orally, written or otherwise, as to the comparability of the price per Pre-Split Share for the Split Transaction and the price per share for the common stock to be issued in the Private Placement and no comparison of the two transactions should be implied or inferred.

The following description of the opinion of Friend & Company relating to the price per Pre-Split Share for the Split Transaction is qualified in its entirety by reference to the full text of the opinion as set forth in Annex B. The opinion is sometimes referred to in this proxy statement as the “Split Opinion.”

On September 26, 2003, Friend & Company delivered an oral Split Opinion to the board of directors, followed by a written Split Opinion as of the same date, that as of the date of such Split Opinion, the consideration to be paid by SourcingLink to the holders of fractional shares of common stock in the Split Transaction was fair, from a financial point of view, to the stockholders receiving the cash consideration. No limitations were imposed by SourcingLink’s board of directors or management with respect to the investigations made or procedures followed by Friend & Company in rendering its Split Opinion. Friend & Company was not requested to, and did not provide advice on the structure of the proposed Split Transaction, or provide services other than to deliver its Split Opinion.

The full text of the written Split Opinion of Friend & Company, dated September 26, 2003, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached to this document as Annex B. SourcingLink’s stockholders are urged to read the entire Split Opinion before executing their proxy. The written Split Opinion of Friend & Company, addressed to the board of directors, is limited only to the consideration to be paid in the proposed Split Transaction and does not constitute a recommendation to any stockholder as to how such stockholder should vote at the Annual Meeting.

While Friend & Company rendered its Split Opinion and provided certain financial analyses to SourcingLink’s board of directors, the Split Opinion was only one of the many factors taken into consideration by SourcingLink’s board of directors. Friend & Company did not recommend to SourcingLink’s board of directors the amount of consideration that should be paid in the proposed Split Transaction or other terms thereof. The board of directors independently determined the amount of consideration to be paid in connection with the Split Transaction.

Friend & Company has advised the board of directors expressly in its Split Opinion that Friend & Company does not believe that any person (including a stockholder of SourcingLink) other than SourcingLink’s board of directors has the legal right to rely upon its Split Opinion to support any claims against Friend & Company arising under applicable state law and that, should any such claims be brought against Friend & Company by any such person, this assertion will be raised as a defense. Should a claim arise, the availability of such a defense would be resolved by a court of competent jurisdiction. Resolution of the question of the availability of such a defense, however, will have no effect on the rights and responsibilities of SourcingLink’s board of directors under applicable state law. Nor would the availability of such a state law defense to Friend & Company have any effect on the rights and responsibilities of either Friend & Company or the board of directors under the federal securities laws. The summary of the Split Opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the Split Opinion.

In arriving at its Split Opinion, Friend & Company:

•	Considered applicable valuation methodologies utilized for similar transactions;

•	Reviewed the draft proxy statement and associated documents related to the proposed Split Transaction;

•	Reviewed SourcingLink’s Forms 10-KSB for the years ended March 31, 1998 through 2003, and its Form 10-QSB for the quarter ended June 30, 2003;

•	Reviewed certain financial and operating information provided to Friend & Company by management relating to SourcingLink’s business, including its budget for the fiscal year ending March 31, 2004;

•	Visited SourcingLink’s headquarters in San Diego, California;

•	Interviewed SourcingLink’s management to discuss SourcingLink’s operations, historical financial statements and future prospects;

•	Reviewed certain contracts, including material customer contracts, including, but not limited to, the contract with Carrefour S.A., which expired in the first part of fiscal 2004. Friend & Company noted that the Carrefour S.A. contract has generated the majority of SourcingLink’s revenue and cash flow in fiscal years 2003, 2002 and 2001;

•	Reviewed SourcingLink’s historical market prices and trading volume of its publicly traded common stock, along with publicly available financial data on SourcingLink;

•	Reviewed publicly available financial data and stock market performance data of public companies that Friend & Company deemed generally comparable to SourcingLink; and

•	Obtained and relied upon representations from certain existing stockholders.

Friend & Company also held discussions with certain members of SourcingLink’s management with respect to past and current operations, the financial condition and future prospects of SourcingLink and certain other matters that Friend & Company believed necessary to its inquiry. Friend & Company also reviewed such other information and analyses that it deemed appropriate for purposes of rendering its Split Opinion.

Friend & Company relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or that was furnished to it by SourcingLink or otherwise reviewed by Friend & Company. Friend & Company has not assumed any responsibility or liability for that information. Friend & Company has not conducted any valuation or appraisal of any assets or liabilities, nor have any valuations or appraisals been provided to Friend & Company. In relying on financial analyses and forecasts provided to Friend & Company, it was assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to SourcingLink’s expected future results of operations and financial condition of SourcingLink for which such analyses or forecasts relate.

SourcingLink’s budget for the fiscal year ending March 31, 2004, furnished to Friend & Company, was prepared by SourcingLink’s management. The budget was based upon numerous inherently uncertain variables and assumptions that may be beyond the control of management, including factors related to general economic and competitive conditions, prevailing interest rates and the securities markets. Accordingly, actual results could, and likely will, vary significantly from those set forth in the budget and those variances could be material. SourcingLink only provided Friend & Company with a budget for one fiscal year. As a result, the use of an Income Approach to valuation (e.g., discounted cash flow), which typically requires a much longer forecasted period, was deemed not appropriate by Friend & Company.

The following paragraphs summarize the material quantitative analyses performed by Friend & Company in arriving at the Split Opinion delivered to the board of directors.

Summary of Transaction Analysis. Friend & Company reviewed the terms of the proposed Split Transaction, including the cash consideration to be paid to the holders of the fractional shares should SourcingLink’s stockholders approve the Split Transaction. Friend & Company noted that the Split Transaction price of $0.15 per share represents a significant premium to SourcingLink’s earnings per share for the twelve months ended June 30, 2003, which has been negative for the last three fiscal years and has led to significant use of SourcingLink’s cash balances to sustain its business operations. In addition, Friend & Company noted that the Split Transaction price of $0.15 per share represents a premium of approximately 300.0% to SourcingLink’s book value per share of approximately $0.05 per share, as of June 30, 2003.

Stock Trading Analysis. Friend & Company reviewed and analyzed the historical trading volumes and prices at which SourcingLink’s common stock has traded. Friend & Company noted that trading activity was limited and that the trading market was relatively illiquid. Future sales by SourcingLink of shares of its common stock of any amount would likely result in a lower stock price. Friend & Company analyzed the historical trading volumes and prices at which SourcingLink’s common stock had traded one year prior to the date of Friend & Company’s presentation to SourcingLink’s board of directors (between September 27, 2002 and September 26, 2003) and noted that the highest closing price was $0.15 per share on July 14, 2003, and the lowest closing price was $0.05 per share on September 26, 2003. In addition, Friend & Company noted that approximately 86.3% of the volume for SourcingLink’s common stock had closing prices between $0.05 and $0.14 per share.

Comparable Company Analysis. Using publicly-available information, Friend & Company reviewed the stock prices, market multiples and certain other characteristics for similar companies in the Supply Chain Management & Logistics industry that Friend & Company believed were reasonably comparable to SourcingLink. The companies, which have primary Standard Industrial Classification (“SIC”) codes 7372 – Prepackaged Software, included in this analysis were Verticalnet, Commerce One, QRS Corp., Cyber Merchants Exchange, Global Sources LTD, Freemarkets and Click Commerce (collectively the “Comparable Group”). None of these companies are identical to SourcingLink. Accordingly, a complete analysis of the results of the foregoing calculations cannot be limited to a quantitative review of such results and involves complex considerations and judgments concerning differences in financial and operating characteristics of the Comparable Group and other factors that could affect the public trading volume of the Comparable Group, as well as that of SourcingLink. In examining these comparable companies, Friend & Company calculated the Enterprise Value (“EV”) of each company (i.e., the market value of common equity, plus total interest bearing debt and liquidation value of outstanding preferred stock less cash and equivalents) as a multiple of its respective latest twelve-month (“LTM”) revenue. Based on an analysis of the Comparable Group, Friend & Company derived a selected range for each respective multiple based on the selected high-end multiple and the low-end multiple of the observed range. The multiples were then applied to SourcingLink’s LTM revenue as of the most recent quarter ended June 30, 2003.

	Low	High	Median	SourcingLink
EV/LTM Revenue	$0.14	$0.50	$0.27	$0.15

Precedent Transaction Analysis. Using publicly available information, Friend & Company reviewed the purchase prices and multiples paid in selected merger and acquisition transactions involving companies with SIC codes 7372 – Prepackaged Software. No company or transaction was identical to SourcingLink or the proposed Split Transaction. Friend & Company noted that most of the transactions involved a change of control, which is not entirely consistent with the proposed Split Transaction. Friend & Company examined transactions of less than $50 million since January 2001 and reviewed the relationship between the aggregate EV of the acquired company and the acquired company’s revenues for the twelve months preceding the acquisition. The multiples were then applied to SourcingLink’s LTM revenue as of the most recent quarter ended June 30, 2003.

	Low	High	Median	SourcingLink
EV/LTM Revenue	$0.09	$0.65	$0.22	$0.15

Friend & Company then reviewed the implied premium or discount to the market price of the cash consideration with those observed within these transactions by comparing the premium or discount implied by the cash consideration to the preceding one day, one week and one month stock prices. Friend & Company then calculated the premium for SourcingLink using the pre-split consideration price per share over these same periods.

	One Day	One Week	One Month
Range of premium/(discount)	5.77% – 227.2%	(0.8%) – 177.1%	(17.5%) – 212.5%
Median premium	48.1%	50.6%	65.2%
SourcingLink	200.0%	177.8%	182.1%

Going Private Transaction Analysis. Using publicly-available information, Friend & Company reviewed the purchase prices and multiples paid in selected going private transactions which involved public company targets in all industries excluding financial institutions and natural resources. No company or transaction was identical to SourcingLink or the proposed Split Transaction. Friend & Company examined going private transactions of less than $50 million since January 2002 and reviewed the relationship between the aggregate EV of the acquired company and the acquired company’s revenues for the twelve months preceding the acquisition. The transaction data yielded results from a number of industries and is less targeted in comparison to the Precedent Transaction Analysis above with respect to SourcingLink. For that reason, Friend & Company chose to rely on data since January 2002, which is believed by Friend & Company to represent a more comparable date range for the transactions. The multiples were then applied to SourcingLink’s LTM revenue as of the most recent quarter ended June 30, 2003.

	Low	High	Median	SourcingLink
EV/LTM Revenue	$0.08	$0.61	$0.13	$0.15

Friend & Company then reviewed the implied premium or discount to the market price of the cash consideration with those observed within these going private transactions by comparing the implied premium or discount by the cash consideration to the preceding one day, one week and one month stock prices. Friend & Company then calculated the premium for SourcingLink using the pre-split consideration price over these same periods.

	One Day	One Week	One Month
Range of premium/(discount)	5.7% – 156.0%	4.4% – 177.8%	(33.3%) – 169.5%
Median premium	41.6%	45.3%	45.8%
SourcingLink	200.0%	177.8%	182.1%

The Split Opinion is based on economic, market and other conditions and the information made available to Friend & Company as of the date of the Split Opinion. Subsequent developments may affect the written Split Opinion dated September 26, 2003, and Friend & Company does not have an obligation to update, revise or reaffirm the Opinion.

The summary set forth above does not completely describe the analyses or data considered by Friend & Company. The preparation of a fairness opinion is a complex process not readily susceptible to partial analysis or summary description. Friend & Company believes that the summary set forth above and its analyses must be considered as a whole and that selecting parts of the summary, without considering all of its analyses, could create an incomplete view of the processes underlying its analyses and the Split Opinion. Friend & Company based its analyses on assumptions it deemed reasonable, including assumptions about general business and economic conditions and industry-specific factors.

Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties, future results may differ materially from those forecast.

For conducting its analyses and rendering its Split Opinion, SourcingLink paid Friend & Company professional fees in the amount of $23,000. In addition, SourcingLink has agreed to reimburse Friend & Company up to an aggregate of $1,500 for direct expenses related to its services. Except for the concurrent engagement of Friend & Company to render a fairness opinion in connection with the Private Placement, as described in proposal two of this proxy statement, neither SourcingLink nor any of its affiliates has had any prior relationship with Friend & Company at any time.

Certain Effects of the Split Transaction

The Split Transaction constitutes a “going private” transaction under the U.S. securities laws. Following the Split Transaction we expect that our stock will no longer be publicly traded or quoted on the OTC, that we will no longer be required to file periodic and other reports with the SEC, and that we will formally terminate our reporting obligations under the 1934 Act.

Vote Required

Approval of the amendments and the related Split Transaction requires the affirmative vote of the holders of a majority of the outstanding shares of SourcingLink’s common stock. Abstentions and broker non-votes will have the same effect as votes against the Split Transaction. You are entitled to one vote per share of common stock held as of the Record Date. As of the Record Date, we had 12,698,794 shares of common stock issued and outstanding. Each of our directors and executive officers has indicated his intention to vote for the approval of the amendments and the Split Transaction. SourcingLink’s directors and executive officers own approximately 10.4% of the common stock outstanding as of the Record Date.

Board of Directors’ Reservation of Rights

The board of directors retains the right to abandon (and not implement) the Split Transaction (even after approval thereof) if it determines subsequently that the Split Transaction is not then in the best interests of SourcingLink and its stockholders. The board of directors also reserves the right to delay the Split Transaction if there is litigation pending regarding the Split Transaction or the Private Placement. If the Split Transaction is not approved, or, if approved, is not implemented, the proposed deregistration of SourcingLink’s common stock will not be implemented.

Effective Time

The effective time of the Split Transaction will occur when the Secretary of State of the State of Delaware accepts for filing the amendments to the Certificate of Incorporation of SourcingLink, as amended.

Exchange of Stock Certificates

It is currently anticipated that Olde Monmouth Stock Transfer Co., Inc. will serve as exchange agent to receive stock certificates of SourcingLink and to send cash payments to our stockholders entitled to receive them. Promptly after the Effective Date, the exchange agent will mail to each holder who appears to have owned fewer than 5,100 Pre-Split Shares, based on information available to SourcingLink, a letter of transmittal (which shall contain a certification as to the number of shares held and such other matters as SourcingLink may determine and shall specify that delivery shall be effected, and risk of loss and title to the certificates shall pass, only upon delivery of the certificates to the exchange agent) and instructions to effect the surrender of the certificates in exchange for a cash payment, if any, payable with respect to such certificates. Upon surrender of a certificate for cancellation to the exchange agent, together with such letter of transmittal, duly completed and executed and containing the certification that the holder of the certificate holds fewer than 5,100 Pre-Split Shares, and such other customary documents as may be required pursuant to such instructions, the holder of such certificate will receive a cash payment payable with respect to the shares formerly represented by such certificate and the certificate so surrendered shall be canceled. No interest will accrue on the cash consideration after the Effective Date. In the event of a transfer of ownership of shares which is not registered in the share transfer records of SourcingLink, the cash payment, if any, payable in respect of such shares may be paid or issued to the transferee if the certificate representing such shares is presented to the exchange agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid.

YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE A LETTER OF TRANSMITTAL FROM THE EXCHANGE AGENT. LETTERS OF TRANSMITTAL WILL BE MAILED SOON AFTER THE SPLIT TRANSACTION IS COMPLETED.

Regulatory Approvals

SourcingLink is not aware of any material governmental or regulatory approval required for completion of the transaction, other than compliance with the relevant federal and state securities laws and the corporate laws of Delaware.

Escheat Laws

The unclaimed property and escheat laws of each state provide that under circumstances defined in that state’s statutes, holders of unclaimed or abandoned property must surrender that property to the state. Persons whose shares are eliminated and whose addresses are unknown to SourcingLink, or who do not return their stock certificates and request payment therefor, generally will have a period of years from the Effective Date in which to claim the cash payment payable to them. For example, with respect to stockholders whose last known addresses are in California, as shown by the records of SourcingLink, the period is three years. Following the expiration of that three-year period, the California Code of Civil Procedure would likely cause the cash payments to escheat to the State of California. For stockholders who reside in other states or whose last known addresses, as shown by the records of SourcingLink, are in states other than California, such states may have abandoned property laws which call for such state to obtain either (i) custodial possession of property that has been unclaimed until the owner reclaims it; or (ii) escheat of such property to the state. Under the laws of such other jurisdictions, the “holding period” or the time period which must elapse before the property is deemed to be abandoned may be shorter or longer than three years. If SourcingLink does not have an address for the holder of record of the shares, then unclaimed cash-out payments would be turned over to its state of incorporation, the state of Delaware, in accordance with its escheat laws.

Appraisal Rights

No appraisal rights are available under the Delaware General Corporation Law to stockholders who dissent from the Split Transaction. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally. Although the nature and extent of such rights or actions are uncertain and may vary depending upon facts or circumstances, stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions. For example, stockholders could, if they deemed such to be applicable, take appropriate legal action against SourcingLink and its board of directors, and claim that the transaction was unfair to the unaffiliated stockholders, and/or that there was no justifiable or reasonable business purpose for the Split Transaction. Stockholders holding less than 5,100 Pre-Split Shares who want to remain stockholders of SourcingLink may purchase a sufficient number of additional shares on the open market in order to hold more than 5,100 Pre-Split Shares prior to the Effective Date of the Split Transaction. Those stockholders who do not desire to remain stockholders of SourcingLink may sell a sufficient number of shares such that they hold fewer than 5,100 Pre-Split Shares before the Effective Date of the Split Transaction in order to be cashed out in the Split Transaction. SourcingLink is not aware of any other right or relief that may be available to stockholders in law or in equity.

PROPOSAL TWO

APPROVAL OF THE SALE AND ISSUANCE OF 3,333,333 SHARES OF SOURCINGLINK’S COMMON

STOCK AND A WARRANT TO PURCHASE UP TO 366,667 ADDITIONAL SHARES

OF COMMON STOCK TO ST. CLOUD INVESTMENTS LTD.

Introduction

On July 10, 2003, SourcingLink entered into an agreement with five institutional investors (collectively, the “Prior Investors”) to sell (i) an aggregate of 3,333,333 shares of its common stock at $0.15 per share and (ii) seven-year warrants to purchase up to an additional 366,667 shares of its common stock with an exercise price of $0.15 per share (the “Prior Investment”). The warrants contained a call right in favor of SourcingLink for a period ending on June 30, 2004. Such call right, when exercised, requires the warrantholders to exercise the warrants for the number of shares of common stock specified by SourcingLink. The purchase price was determined in arms-length negotiations with the Prior Investors and consisted of $500,000 in cash and the surrender of previously-issued warrants to purchase 366,667 shares of common stock held by the Prior Investors. This transaction closed on August 18, 2003. The Prior Investors had also previously made an aggregate $550,000 investment in shares of common stock and warrants of SourcingLink that closed on March 20, 2002. On October 17, 2003, one of the Prior Investors, St. Cloud Investments Ltd. (“St. Cloud”), purchased from the other four Prior Investors all of their respective equity holdings in SourcingLink. As a result of the two prior financings and the October 17, 2003 transactions, St. Cloud currently beneficially owns approximately 47.8% of SourcingLink’s outstanding stock. Additional information regarding the March 20, 2002 and August 18, 2003 financings can be found below in the section of this proxy statement titled “Certain Transactions.”

In connection with the Prior Investment, SourcingLink and the Prior Investors agreed to discuss the opportunity for additional equity investments in SourcingLink to be consummated prior to December 31, 2003. SourcingLink’s goal in the additional financing is to raise sufficient capital needed to fund the Split Transaction discussed in proposal one of this proxy statement. As a result of the discussions between SourcingLink and the Prior Investors, one of the Prior Investors, St. Cloud, entered into a non-binding letter of intent to make an additional $500,000 equity investment in SourcingLink upon substantially the same terms and conditions as the Prior Investment (the “Private Placement”), including the surrender of previously issued warrants to purchase 366,667 shares of common stock held by St. Cloud. However, St. Cloud’s proposed investment is subject to the following additional conditions precedent: (i) approval by SourcingLink’s stockholders of the Split Transaction set forth in proposal one of this proxy statement; (ii) approval by SourcingLink’s stockholders of the additional investment by St. Cloud in the Private Placement as described in this proposal two of this proxy statement; and (iii) receipt by SourcingLink of a fairness opinion of Friend & Company stating that the selling price of the common stock and the warrant to be issued in the Private Placement was fair from a financial point of view to SourcingLink and its stockholders. In the event that the Split Transaction and the Private Placement are completed, St. Cloud’s beneficial ownership of SourcingLink’s outstanding stock will increase from approximately 47.8% to approximately 63.7%.

The terms of the proposed Private Placement were reviewed by Friend & Company, an independent valuation firm that specializes in investment banking and financial advisory services for public and private companies. The board of directors selected Friend & Company to issue the fairness opinion because of Friend & Company’s experience and reputation in business valuations. On September 26, 2003, Friend & Company delivered a fairness opinion addressed to the board of directors of SourcingLink concluding that the terms of the Private Placement were fair from a financial point of view to SourcingLink and its stockholders. On October 21, 2003, Friend & Company delivered a letter to the board of directors confirming its September 26, 2003 opinion after taking into consideration St. Cloud’s increased beneficial ownership position as of October 17, 2003.

SourcingLink is seeking stockholder approval of the issuance to St. Cloud of (i) 3,333,333 shares of its common stock at $0.15 per share and (ii) a seven-year warrant to purchase up to an additional 366,667 shares of its common stock with an exercise price of $0.15 per share upon the same terms and conditions as the Prior Investment.

Opinion of Independent Financial Advisor

In conjunction with the Split Opinion relating to the proposed Split Transaction, SourcingLink’s board of directors contemporaneously engaged Friend & Company on July 24, 2003 to deliver a fairness opinion in connection with the Private Placement (the “Private Placement Opinion”). The terms of the engagement are described in more detail below.

On September 26, 2003, Friend & Company delivered an oral Private Placement Opinion to the board of directors, followed by a written Private Placement Opinion as of the same date, that as of the date of such Private Placement Opinion, the sale price per share of SourcingLink’s common stock to be issued in connection with the Private Placement was fair, from a financial point of view, to SourcingLink and its stockholders. On October 21, 2003, Friend & Company delivered a letter to the board of directors confirming its September 26, 2003 opinion after taking into consideration St. Cloud’s increased beneficial ownership position as of October 17, 2003. No limitations were imposed by SourcingLink’s board of directors or management with respect to the investigations made or procedures followed by Friend & Company in rendering its Private Placement Opinion. Friend & Company was not requested to, and did not provide advice on the structure or terms of the proposed Private Placement, or provide services other than to deliver its Opinion.

The full text of the written Private Placement Opinion, dated September 26, 2003, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached to this proxy statement as Annex C. In arriving at its Private Placement Opinion, Friend & Company took into consideration the various analyses as described in the Split Opinion discussion relating to the Split Transaction (e.g., Summary of Transaction Analysis, Stock Trading Analysis, Precedent Transaction Analysis and Comparable Company Analysis). The Going Private Transaction Analysis was not relevant to the Private Placement Opinion. Furthermore, the qualifying statements made in the preceding Split Opinion discussion regarding the Split Transaction apply equally to the Private Placement Opinion.

In arriving at its Private Placement Opinion, Friend & Company also considered, among other things, the following:

•	The current market price of SourcingLink’s common stock and the prospects, or lack thereof, of higher prices in the near to intermediate future;

•	SourcingLink’s lack of prospects for raising alternative debt or equity financing;

•	SourcingLink’s past inability to meet its sales and operating profit budgets, as discussed with SourcingLink’s management;

•	The going concern qualifying statement made by SourcingLink’s former auditors, PricewaterhouseCoopers LLP, in their Report of Independent Auditors for the fiscal year ended March 31, 2003;

•	The use of proceeds from the Private Placement, which were disclosed to Friend & Company, are primarily to effect the proposed Split Transaction. Friend & Company noted that the closing prices of SourcingLink’s common stock over the past year are at a significant discount to the consideration in the proposed Private Placement. In addition, SourcingLink has failed to generate positive earnings per share throughout its history;

•	SourcingLink’s primary source of revenue and cash flow for the fiscal years 2003, 2002 and 2001 has come from the contract with Carrefour S.A., which expired in the first part of fiscal 2004;

•	SourcingLink has long sales and implementation cycles and there are no present new contracts which will replace the Carrefour S.A. contract and that the industry in which SourcingLink does business is intensely competitive;

•	SourcingLink continues to lose money on a monthly basis and at June 30, 2003, it had an accumulated deficit of approximately $24.4 million. If SourcingLink is unable to obtain the funds necessary to continue to operate its business, it would be required to reduce operating spending, which could materially and adversely affect its business.

SourcingLink paid a fee to Friend & Company in the amount of $19,500, plus reimbursable expenses of up to $3,000, the payment of which was not based on the results of the Private Placement Opinion. Except for the concurrent engagement of Friend & Company to render the Split Opinion, as described in proposal one of this proxy statement, neither SourcingLink nor any of its affiliates has any prior business relationship with Friend & Company.

Recommendation of the Board of Directors

The board of directors has unanimously determined that the Private Placement is in the best interests of SourcingLink and its stockholders and unanimously recommends a vote “FOR” approval of the sale and issuance to St. Cloud of 3,333,333 shares of Sourcinglink’s common stock and a warrant to purchase an additional 366,667 shares of Sourcinglink’s common stock.

Impact of the Issuance on Existing Stockholders

SourcingLink’s existing holders of common stock will have rights which are equal to those of the holder of the newly-issued common stock. In determining whether to vote for this proposal, stockholders should consider that they are subject to the risk of substantial dilution to their interests which will result from the issuance of shares of common stock, including the shares issuable upon exercise of the warrant, and that as a result of the issuance of such common stock the current stockholders will own a smaller percentage of the outstanding common stock of SourcingLink.

The shares of common stock and warrant to be issued in the proposed Private Placement will not have been registered under the Securities Act of 1933, as amended, at the time of issuance, and until so registered the shares of common stock and warrant may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. The proposed transaction documents include a registration rights agreement that requires SourcingLink to include the shares of common stock issued in the Private Placement and upon exercise of the warrant in any registration statement filed by SourcingLink with the Securities and Exchange Commission under the Securities Act of 1933, with certain exceptions.

Use of Proceeds

The proceeds of the Private Placement will be used to fund SourcingLink’s Split Transaction discussed in proposal one of this proxy statement and otherwise as working capital.

Not an Offer to Sell or Solicitation of an Offer to Purchase Securities

THIS PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO PURCHASE SECURITIES OF SOURCINGLINK. ANY OFFER OF SECURITIES MADE BY SOURCINGLINK OR OTHER PERSON ON BEHALF OF SOURCINGLINK MAY BE MADE ONLY PURSUANT TO MATERIALS AND OTHER OFFERING DOCUMENTS PREPARED BY SOURCINGLINK AND DELIVERED TO QUALIFIED PURCHASERS EXPRESSLY FOR USE IN CONNECTION WITH THE SALE AND ISSUANCE OF COMMON STOCK AND WARRANT DESCRIBED HEREIN, AND ANY SUCH OFFER SHALL BE MADE IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Interest of Certain Persons in or Opposition to Matter to be Acted Upon

As of the Record Date, St. Cloud beneficially owns approximately 47.8% of SourcingLink’s outstanding common stock. Immediately following the Private Placement, and prior to the consummation of the Split Transaction described in proposal one of this proxy statement, St. Cloud will hold approximately 58.0% of SourcingLink’s outstanding common stock. St. Cloud therefore has an interest in the approval of proposal two, so that it can purchase the additional shares of common stock and warrant in the proposed Private Placement.

Board of Directors’ Reservation of Rights

The board of directors retains the authority to take or to authorize discretionary actions as may be appropriate to carry out the purposes and intentions of this proposal which the board of directors may adopt without stockholder vote in accordance with the Delaware General Corporation Law.

Vote Required

The minimum vote which will constitute stockholder approval shall be a majority of the total number of shares of common stock of SourcingLink represented and voting at the Annual Meeting, assuming that a quorum is present. Proxies solicited by management for which no specific direction is included will be voted “for” the approval of the sale and issuance to St. Cloud of 3,333,333 shares of common stock and a warrant to purchase an additional 366,667 shares of common stock in the Private Placement described above. Each of our directors and executive officers has indicated his intention to vote for the approval of the Private Placement. SourcingLink’s directors and executive officers own approximately 10.4% of the common stock outstanding as of the Record Date. If the Private Placement or the Split Transaction are not approved by SourcingLink’s stockholders, the Private Placement will not be completed by SourcingLink at this time.

Appraisal Rights

Under Delaware General Corporation Law, stockholders are not entitled to dissenters’ rights of appraisal with respect to this proposal.

PROPOSAL THREE

ELECTION OF DIRECTORS

SourcingLink’s bylaws provide that the authorized number of directors shall be set by the board of directors. SourcingLink’s board of directors has authorized a total of three directors. Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the three nominees named below. All of the nominees are presently directors of SourcingLink. If any nominee becomes unavailable for any reason before the election, the enclosed proxy will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the board of directors. The board of directors has no reason to believe that any of the nominees will be unavailable to serve.

The names and certain information concerning the three nominees for election as directors are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Directors

All members of SourcingLink’s board of directors hold office until the next annual meeting of stockholders or until their successors are elected and have qualified. The director nominees of SourcingLink are as follows:

Name	Age	Position
Marcel van Heesewijk	44	Chief Executive Officer and Chairman of the Board of Directors
Louis A. Delmonico, Ph.D.	62	Director
Johan A. Vunderink	56	Director

Marcel van Heesewijk founded SourcingLink in 1993 and has served as its Chairman of the Board of Directors since inception, and has also served in various executive management capacities with SourcingLink, including Chief Executive Officer since October 2002. From January 1990 to June 1992, Mr. van Heesewijk was the General Manager of European operations for Pande Inc., a software engineering services firm. From 1988 to 1990, Mr. van Heesewijk was the International Sales Manager for B&S Multisoft GmbH, an office automation software company in Germany. From 1986 to 1988, Mr. van Heesewijk held management positions with Siemens AG in both Germany and Portugal. Mr. van Heesewijk earned his bachelor’s degree in Economics from the University of Groningen in the Netherlands in 1984 and earned his master’s degree from the European School of Management Studies in Paris, Oxford and Berlin in 1986.

Louis A. Delmonico, Ph.D. has served as a Director since May 1998. Since 1994, he has served as the President of L.A. Delmonico Consulting, Inc., an independent consulting firm. From February 1999 to October 2000, Dr. Delmonico served as Chairman and Chief Executive Officer of Motiva Software Corporation, a software company specializing in development and distribution of product data/definition management software for the design-engineering environment. From August 1994 to May 1995, Dr. Delmonico served as the Vice Chairman of the MacNeal-Schwendler Corporation, a mechanical engineering software and services company. From May 1987 to August 1994, Dr. Delmonico served as the Chairman and Chief Executive Officer of PDA Engineering, Inc., a mechanical engineering software and services company. In addition, since April 2001 he has served as a Director of Primal Solutions, Inc., a publicly-held communications software company, and currently serves as an adviser to and director of several other private companies. Dr. Delmonico earned his bachelor’s degree in Economics from St. John’s University in New York, and his Ms.S. in consumer behavior and his Ph.D. in marketing from the University of Uppsala, Sweden.

Johan A. Vunderink has served as a Director since July 1997. From March 1996 to the present, Mr. Vunderink has served as Chief Executive Officer of The Right Fit b.v., a management consulting company. From 1992 to March 1996, Mr. Vunderink served as Executive Vice President of Marketing and Sales of BSO Holdings b.v., a provider of information technology services. From 1989 to 1992, Mr. Vunderink was President and Chief Executive Officer of Origin Technology, which subsequently was merged into BSO Holding b.v. Mr. Vunderink is currently a member of the board of directors of Teleca AB, an international consulting company that builds and applies advanced technology, Unit 4 Agresso NV, a public company that provides software security products and services and produces enterprise resource planning software, Siennax International, b.v., an application service provider, and Quint Wellington Redwood Group, a management consultancy firm.

Board of Directors Meetings and Attendance

SourcingLink’s board of directors held seven meetings, including three telephonic meetings, during the fiscal year ended March 31, 2003. No member of the board of directors attended fewer than 75% of the aggregate of the number of meetings of the board of directors and of the committees of which he was a member. There are no family relationships among any of the directors or executive officers of SourcingLink.

Committees of the Board of Directors

SourcingLink’s board of directors has a compensation committee (the “compensation committee”) and an audit committee (the “audit committee”), each composed of Messrs. Vunderink and Delmonico. The compensation committee makes recommendations to the board of directors concerning salaries and incentive compensation for SourcingLink’s officers and key employees. The compensation committee held one meeting during the fiscal year ended March 31, 2003. The audit committee (i) selects the Company’s independent auditors, (ii) reviews with the independent accountants the scope and anticipated cost of their audit, and their independence and performance, (iii) aids management in the establishment and supervision of SourcingLink’s accounting practices and internal financial controls, (iv) reviews audit results and quarterly interim financial statements, (v) consults with management and SourcingLink’s independent accountants prior to the presentation of financial statements to the stockholders and, if appropriate, (vi) initiates inquiries into aspects of SourcingLink’s financial affairs. The audit committee held three meetings during the fiscal year ended March 31, 2003. SourcingLink does not have a nominating committee. Instead, the board of directors, as a whole, identifies and screens candidates for membership on the board of directors.

AUDIT COMMITTEE REPORT

The audit committee of the board of directors, among other things, reviews the financial reporting process, the system of internal controls, the audit process and the process for monitoring compliance with laws and regulations. Each of the audit committee members satisfies the definition of independent director under the applicable rules of the NASD. The board of directors adopted a written charter for the audit committee on May 2, 2000, a copy of which was filed with SourcingLink’s proxy statement for the 2001 Annual Meeting of Stockholders. SourcingLink operates with an April 1 to March 31 fiscal year.

The audit committee has reviewed SourcingLink’s audited consolidated financial statements and discussed such statements among the audit committee, and with management. The audit committee has discussed with PricewaterhouseCoopers LLP, SourcingLink’s independent auditors during the 2003 fiscal year, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees, as amended).

The audit committee received from PricewaterhouseCoopers LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based on the review and discussions noted above, the audit committee recommended to the board of directors that SourcingLink’s audited consolidated financial statements be included in SourcingLink’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003, and be filed with the Securities and Exchange Commission.

This report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that SourcingLink specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Submitted by:

Audit Committee

Johan A. Vunderink, Chairman

Louis A. Delmonico, Ph.D.

Other Executive Officers

The other current executive officers of SourcingLink are as follows:

Gary J. Davidson, 48, joined SourcingLink as Vice President of Finance and Administration and Chief Financial Officer on June 2, 1999. Since October 2002, Mr. Davidson has also served in the capacity of Chief Operating Officer. Prior to joining SourcingLink, Mr. Davidson served as Vice President Finance & Administration and Chief Financial Officer for Maxwell Technologies, Inc., a diversified high technology company, from March 1994 to May 1999 and as Corporate Controller from May 1986 to March 1994. Mr. Davidson earned his bachelor’s degree in accounting from San Diego State University in 1977.

Leo C. Klijn, 40, has served as SourcingLink’s Vice President, Manager of Special Projects, and previously Corporate Operations, since June 1997. From January 1994 to June 1997, Mr. Klijn served as the Vice President and General Manager of SourcingLink’s Asia-Pacific operations. From January 1987 to January 1994, he occupied various management positions with the Casino Group, one of the largest retailing companies in France. From January 1992 to January 1994, Mr. Klijn established and managed Casino Group’s buying office in Asia. Mr. Klijn earned his bachelor’s degree from Nijenrode University, Netherlands School of Business in 1983 and a master’s degree from the European School of Management Studies in Paris, Oxford and Berlin in 1986.

Compensation of Executive Officers

The following table shows, for each of the three fiscal years ended March 31, 2001, 2002, and 2003, the cash and other compensation awarded to, earned by or paid to SourcingLink’s Chief Executive Officer and Interim Chief Executive Officer, and the three other executive officers of SourcingLink as of March 31, 2003 (the “Named Executive Officers”):

Summary Compensation Table

					Long-Term Compensation	All Other Comp. ($) (2)
Annual Compensation
Name and Principal Position	Year		Salary ($)	Bonus ($)	Securities Underlying Options (#) (1)
Marcel van Heesewijk Chief Executive Officer, Chairman of the Board and Vice President of Sales	2003 2002 2001	(3) (4) (4)	161,479 167,383 177,863	— — 13,496	30,900 15,000 50,000	9,600 74,600 4,800	(5) (5) (5)

Daniel B. Rawlings President and Chief Executive Officer	2003 2002	(6) (6)	159,935 220,833	— 57,000	100,000 350,000	88,333 —	(7)

Leo C. Klijn Vice President, Manager of Special Projects	2003 2002 2001		178,096 178,000 174,402	— — 43,600	29,900 11,250 30,000	— — —

Gary J. Davidson Chief Operating Officer and Chief Financial Officer	2003 2002 2001	(8)	178,096 178,000 173,333	— — 60,667	34,900 56,251 30,000	— — —

David W. Rowe Vice President of Marketing and Products	2003 2002	(9) (9)	103,079 80,539	— —	12,600 95,000	55,216 77,652	(10) (10)

(1)	Consists of grants of stock options under SourcingLink’s qualified stock option plans.

(2)	Does not reflect certain personal benefits, which in the aggregate are less than the lesser of either $50,000 or 10% of each Named Executive Officer’s annual salary and bonus.

(3)	Mr. van Heesewijk was appointed Chief Executive Officer of SourcingLink in October 2002 following the departure of Mr. Rawlings.

(4)	Mr. van Heesewijk served as Interim Chief Executive Officer of SourcingLink from October 2000 through May 2001 upon the termination of employment of the previous Chief Executive Officer.

(5)	Consists of amounts paid for automobile expenses and, in fiscal 2002, of forgiveness of a loan given by the Company of $65,000 based upon the achievement of certain performance goals as determined by the compensation committee of the board of directors per the terms of Mr. van Heesewijk’s appointment as Interim Chief Executive Officer.

(6)	In June 2001, Mr. Rawlings joined SourcingLink as its President and Chief Executive Officer, and a member of the board of directors. Mr. Rawlings resigned from his positions with SourcingLink effective October 30, 2002.

(7)	Consists of an amount paid to Mr. Rawlings as severance in October 2002.

(8)	Mr. Davidson was appointed Chief Operating Officer of SourcingLink in October 2002 following the departure of Mr. Rawlings.

(9)	In October of 2001, Mr. Rowe joined SourcingLink as its Vice President of Marketing and Products. Mr. Rowe resigned from his position with SourcingLink in October 2002.

(10)	Consists of $72,500 paid to Mr. Rowe prior to his commencement of employment with SourcingLink for consulting services related to marketing and market research, $2,716 and $5,152 of commissions paid to Mr. Rowe based on a percentage of supplier subscriptions received by SourcingLink during fiscal 2003 and 2002, respectively, and $52,500 paid to Mr. Rowe as severance during the period October 2002 to February 2003.

Option Matters

Option Grants. The following table sets forth certain information concerning grants of options to each of SourcingLink’s Named Executive Officers during the fiscal year ended March 31, 2003.

Option Grants in Last Fiscal Year

(Individual Grants)

Name	# of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year (1)	Exercise Price ($/Share)	Expiration Date
Marcel van Heesewijk	30,900	9%	$0.15	5/15/05
Daniel B. Rawlings	100,000	29%	$0.15	5/15/05
Leo C. Klijn	29,900	9%	$0.15	5/15/05
Gary J. Davidson	34,900	10%	$0.15	5/15/05
David W. Rowe	12,600	4%	$0.15	5/15/05

(1)	Options to purchase an aggregate of 341,700 shares of common stock were granted to employees, including the Named Executive Officers during the fiscal year ended March 31, 2003. Each option granted for each Named Executive Officer was granted on May 15, 2002, was fully vested upon issuance and becomes exercisable according to the following schedule: the option may not be exercised at all during the first year from the date of grant. After one year, 50% of the option becomes exercisable. Thereafter, the option may be exercised as to an additional approximately 1/8 of the underlying shares on the first day following each subsequent three-month period until fully exercisable.

Option Exercises. None of the Named Executive Officers exercised options during the fiscal year ended March 31, 2003. The following table includes the number of shares covered by both exercisable and unexercisable stock options as of March 31, 2003. Also reported are the values for “in the money” options which represent the positive spread between the exercise prices of any such existing stock options and $0.10, the closing price of SourcingLink’s common stock on March 31, 2003.

Aggregate Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

	Exercise of Option into Common Stock during Fiscal Year		Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End ($)
Name	Shares Acquired	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Marcel van Heesewijk	—	—	32,813	63,087	—	—
Daniel B. Rawlings	—	—	—	100,000	—	—
Leo C. Klijn	—	—	95,391	50,759	—	—
Gary J. Davidson	—	—	106,690	89,461	—	—
David W. Rowe	—	—	—	12,600	—	—

Employment and Severance Agreements

Mr. Rawlings joined SourcingLink as President and Chief Executive Officer in June 2001 and resigned from such positions effective October 30, 2002. Mr. Rawlings’ employment agreement, which had an initial term of one year, called for a base salary of $265,000 per year, to be reviewed on an annual basis but not subject to reduction without his consent. In connection with his employment, Mr. Rawlings was granted options to purchase 350,000 shares of common stock at an exercise price of $1.00 per share, representing 100% of the fair market value as of the date of grant. The options vested over a four-year period, 25% after one year and the balance vesting approximately quarterly thereafter, and had a ten-year term. In connection with his resignation in October 2002, Mr. Rawlings’ 350,000 options mentioned above ceased vesting and effective January 30, 2003, such options expired unexercised. Additionally, in connection with his resignation, SourcingLink agreed to make a severance payment to Mr. Rawlings in the aggregate amount of $88,333 and extend his medical benefits through February 2003.

Mr. Rowe joined SourcingLink as Vice President of Marketing and Products in October 2001 and resigned from such position effective October 21, 2002. Mr. Rowe’s employment agreement, which was an “at-will” arrangement, called for a base salary of $180,000 per year, not to be reduced without his consent. In addition, his employment agreement provided for a commission based on a percentage of supplier subscriptions received during the fiscal year, subject to a limit on total commissions during such period. Under the agreement, the commission program was to be re-evaluated at the end of fiscal year 2003 and from time-to-time thereafter. In connection with his employment, Mr. Rowe was granted options to purchase 95,000 shares of common stock at an exercise price of $0.47 per share, representing 100% of the fair market value as of the date of grant. The options vested over a four-year period, 25% after one year and the balance vesting in equal quarterly installments thereafter, and had a ten-year term. In connection with his resignation in October 2002, Mr. Rowe’s 95,000 options mentioned above expired. Additionally, in connection with his resignation, SourcingLink agreed to make a severance payment to Mr. Rowe in the aggregate amount of $52,500.

In connection with Mr. Davidson’s acceptance of an employment offer, SourcingLink agreed to pay Mr. Davidson a severance equal to six months salary in the event that Sean Maloy, SourcingLink’s former Chief Executive Officer, and Mr. Davidson were both terminated for any reason other than for cause. On June 2, 1999, Mr. Davidson was granted options to purchase 75,000 shares of SourcingLink’s common stock at the fair market value on the date of grant.

Directors’ Fees

Messrs. Vunderink and Delmonico each currently receive $1,750 for each regular meeting and $250 for each special meeting of the board of directors that they attend or participate in telephonically. Directors serving on committees of the board of directors receive no additional compensation for committee meetings that they participate in on the same day as a regular meeting of the board of directors. For committee meetings that they participate in that do not coincide with a regular meeting of the board of directors, Messrs. Vunderink and Delmonico each currently receive $250 per meeting. Mr. van Heesewijk has not historically and does not currently receive cash for services that he provides as a director, although he is reimbursed in accordance with SourcingLink’s policy for expenses in connection with attending meetings of the board of directors. At the discretion of the board of directors, each non-employee director may be granted options under SourcingLink’s stock incentive plans. Such options are for the purchase of SourcingLink’s common stock and generally vest 25% after one year, and 75% over the following three years. In fiscal year 2003, the non-employee directors were not granted any options. SourcingLink may elect to pay additional cash compensation or grant additional options to directors in the future.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires SourcingLink’s directors and executive officers, and persons who own more than ten percent of a registered class of SourcingLink’s equity securities, to file reports of ownership of, and transactions in, SourcingLink’s securities with the Securities and Exchange Commission. Such directors, executive officers and 10% stockholders are also required to furnish SourcingLink with copies of all Section 16(a) forms they file.

Based solely upon its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to SourcingLink, or written representations that no annual Form 5 reports were required, SourcingLink believes that all filing requirements under Section 16(a) of the Exchange Act applicable to its directors, officers and any persons holding ten percent or more of SourcingLink’s common stock were made with respect to SourcingLink’s fiscal year ended March 31, 2003.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth, to SourcingLink’s knowledge, certain information regarding beneficial ownership of SourcingLink’s common stock as of October 17, 2003 by (i) each person or group who is known by SourcingLink to own beneficially more than 5% of the outstanding shares of its common stock, (ii) each of SourcingLink’s directors, (iii) each of SourcingLink’s Named Executive Officers and (iv) all of our current directors and executive officers as a group. The following table also shows the anticipated ownership of such stockholders following the consummation of the Split Transaction and the Private Placement.

Name and Address of Beneficial Owners(1)	Amount and Nature of Beneficial Ownership(2)		Percent Ownership(3)	Pro Forma Beneficial Ownership(4)		Pro Forma Percent Ownership(5)
St. Cloud Investments Ltd. c/o Nancy Main 2525 Michigan Avenue, Suite A5 Santa Monica, CA 90404	6,594,929	(6)	47.8%	9,928,262	(6)	63.7%
Marcel van Heesewijk	1,222,016	(7)	9.5%	1,222,016	(7)	8.4%
James E. Lineberger Lineberger & Co., LLC 1120 Boston Post Road Darien, CT 06820	661,523	(8)	5.2%	661,523	(8)	4.5%
Leo C. Klijn	353,175	(7)	2.7%	353,175	(7)	2.4%
Gary J. Davidson	293,268	(7)	2.3%	293,268	(7)	2.0%
Louis A. Delmonico, Ph.D.	116,026	(7)	*	116,026	(7)	*
Johan A. Vunderink	106,859	(7)	*	106,859	(7)	*
Daniel B. Rawlings	76,000	(7)	*	75,000	(7)	*
David W. Rowe	24,450	(7)	*	24,450	(7)	*
All Directors and Executive Officers as a group (5 persons)	2,091,343	(9)	15.5%	2,091,343	(9)	13.7%

*Less than 1%

(1)	Unless otherwise indicated, the business address of each stockholder is c/o SourcingLink.net, Inc., 16855 West Bernardo Drive, Suite 260, San Diego, California 92127.

(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible notes exercisable or convertible on or before December 16, 2003 are deemed outstanding and to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage ownership of such person or entity holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3)	Percentage ownership is based on 12,698,794 shares of common stock outstanding as of October 17, 2003.

(4)	The pro forma beneficial ownership column reflects (i) the issuance of 3,333,333 shares of common stock and warrant to purchase up to an additional 366,667 shares of common stock to St. Cloud in the Private Placement, and (ii) the consummation of the Split Transaction.

(5)	The pro forma percentages reflect the percentages of the shares of common stock that each such stockholder is expected to hold after giving effect to (i) the Split Transaction assuming that approximately 1,545,000 shares are cashed out in the Split Transaction and (ii) the Private Placement.

(6)	Includes 1,100,000 immediately exercisable warrants for the purchase of common stock held by such entity.

(7)	Includes shares subject to stock options that are exercisable on or before December 16, 2003 of 113,175 for Mr. van Heesewijk, 48,526 for Mr. Vunderink, 97,276 for Dr. Delmonico, 228,675 for Mr. Klijn, 277,435 for Mr. Davidson, 75,000 for Mr. Rawlings and 9,450 for Mr. Rowe.

(8)	Includes 111,111 shares of common stock and 111,111 immediately exercisable warrants for the purchase of common stock held by Mr. Lineberger in an irrevocable trust, and for which Mr. Lineberger disclaims voting or investment power.

(10)	Includes 765,086 shares subject to options exercisable on or before December 16, 2003.

Change in Control

As described in detail in proposals one and two of this proxy statement, in the event that the Private Placement and the Split Transaction are consummated, St. Cloud’s beneficial ownership, calculated as of October 17, 2003, will increase from 47.8% to 63.7%, which will result in a change in control of SourcingLink.

Certain Transactions

SourcingLink has entered into employment agreements with certain of its executive officers. See “Employment and Severance Agreements.”

On or about March 20, 2002, SourcingLink issued and sold to St. Cloud and four other institutional investors an aggregate of 1,100,000 shares of common stock and seven-year warrants to purchase up to an additional 1,100,000 shares of common stock for an aggregate purchase price of $550,000. The price per share of common stock was $0.50 and the exercise price of the warrants was $0.75 per share of common stock; provided, however, that until September 30, 2003, up to fifty percent (50%) of the warrants were subject to a call right in favor of SourcingLink at a price of $0.50 per share of common stock. Pursuant to a registration rights agreement entered into in connection with the financing, and subject to certain limited exceptions, SourcingLink is required to include in any registration statement that it files with the Securities and Exchange Commission the shares of common stock sold in the financing and to be issued upon exercise of the warrants. The investors participated equally in the financing.

On or about March 27, 2002, SourcingLink issued and sold to James E. Lineberger 111,111 shares of common stock and seven-year warrants to purchase up to an additional 111,111 shares of common stock for an aggregate purchase price of $100,000. The price per share of common stock was $0.90 and the exercise price of the warrants was $1.00 per share of common stock; provided, however, that until September 30, 2003, up to fifty percent (50%) of the warrants were subject to a call right in favor of SourcingLink at a price of $0.90 per share of common stock. Pursuant to a registration rights agreement entered into in connection with the financing, and subject to certain limited exceptions, SourcingLink is required to include in any registration statement that it files with the Securities and Exchange Commission the shares of common stock sold in the financing and to be issued upon exercise of the warrants.

On or about August 18, 2003, SourcingLink issued and sold to St. Cloud and the same four other institutional investors that participated in the March 20, 2002 private placement an aggregate of 3,333,333 shares of common stock and seven-year warrants to purchase up to an additional 366,667 shares of common stock for an aggregate purchase price of $500,000 plus the surrender of warrants to purchase 366,667 shares of common stock previously issued to the investors on March 20, 2002. The price per share of common stock was $0.15 and the exercise price of the warrants was $0.15 per share of common stock; provided, however, that until June 30, 2004, all of the warrants are subject to a call right in favor of SourcingLink at a price of $0.15 per share of common stock. Pursuant to a registration rights agreement entered into in connection with the financing, and subject to certain limited exceptions, SourcingLink is required to include in any registration statement that it files with the Securities and Exchange Commission the shares of common stock sold in the financing and to be issued upon exercise of the warrants. The investors participated equally in the financing. See “Introduction” under proposal two of this proxy statement.

SourcingLink is seeking the approval of its stockholders to issue and sell to St. Cloud 3,333,333 shares of common stock and a seven-year warrant to purchase up to an additional 366,667 shares of common stock upon substantially the same terms and conditions as the August 18, 2003 financing. See proposal two of this proxy statement.

SourcingLink believes all of the transactions set forth above were made on terms no less favorable to SourcingLink than could otherwise be obtained from unaffiliated third parties. All future transactions between SourcingLink and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the board of directors, including a majority of the independent and disinterested outside directors on the board of directors.

Purchases of Common Stock by SourcingLink and its Affiliates

SourcingLink has not purchased any shares of its common stock within the past two years. Except as described below, no affiliates of SourcingLink have purchased shares of SourcingLink within the past two years.

Gary Davidson, SourcingLink’s Chief Operating Officer and Chief Financial Officer, purchased 1,000 shares of SourcingLink’s common stock on each of July 31, 2003, January 31,2003, July 31, 2002, and January 31, 2002. These purchases were made under SourcingLink’s Employee Stock Purchase Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended March 31, 2003, SourcingLink’s board of directors, based upon the recommendations of the compensation committee, established the levels of compensation for SourcingLink’s executive officers. During fiscal year 2003, the compensation committee consisted of Messrs. Vunderink and Delmonico and currently consists of Messrs. Vunderink and Delmonico. No executive officer of SourcingLink served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during the fiscal year ended March 31, 2003.

INFORMATION ON INDEPENDENT AUDITORS

The board of directors, pursuant to the recommendation of the audit committee, has appointed Hutchinson and Bloodgood LLP, independent auditors, to audit SourcingLink’s financial statements for the fiscal year ending March 31, 2004. PricewaterhouseCoopers LLP audited SourcingLink’s financial statements for the 2003 fiscal year and has audited the financial statements of SourcingLink annually since fiscal year 1995.

PricewaterhouseCoopers LLP declined to stand for re-election as SourcingLink’s independent auditors on July 30, 2003. The reports of PricewaterhouseCoopers LLP on the financial statements for fiscal years 2002 and 2003 contained no adverse opinions or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that their report on the financial statements for the fiscal year ended March 31, 2003 expressed substantial doubt as to SourcingLink’s ability to continue as a going concern. In connection with its audits for the two most recent fiscal years through July 30, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years and through July 30, 2003, there have been no reportable events (as defined in Item 304(a)(1)(iv)(B) of Regulation S-B). On August 4, 2003, PricewaterhouseCoopers LLP provided a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which PricewaterhouseCoopers LLP does not agree. SourcingLink filed a copy of such letter as an exhibit to its Form 8-K filed on August 4, 2003.

Pursuant to the recommendation of the audit committee, SourcingLink engaged Hutchinson and Bloodgood LLP as its new independent auditors as of July 30, 2003. During the two most recent fiscal years and through July 30, 2003, SourcingLink has not consulted with Hutchinson and Bloodgood LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on SourcingLink’s financial statements, and neither a written report was provided to SourcingLink or oral advice was provided that was an important factor considered by SourcingLink in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the instructions related thereto, or a reportable event, as that term is defined in Item 304(a)(1)(iv)(B) of Regulation S-B and the instructions related thereto.

Representatives of Hutchinson and Bloodgood LLP, but not PricewaterhouseCoopers LLP, are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit Fees. The aggregate fees for professional services rendered by PricewaterhouseCoopers LLP in connection with its audit of SourcingLink’s annual consolidated financial statements for the 2003 fiscal year and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-QSB for the most recent fiscal year was $83,000.

Financial Information Systems Design and Implementation Fees. PricewaterhouseCoopers LLP did not provide, and it did not bill and it was not paid any fees for, financial information systems design and implementation services in the 2003 fiscal year.

All Other Fees. There were no other fees paid for professional services rendered by PricewaterhouseCoopers LLP relating to any non-audit services for the 2003 fiscal year.

The audit committee has considered whether the provision of services other than audit services is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

STOCKHOLDER PROPOSALS

If the Split Transaction or the Private Placement is not approved, SourcingLink plans to hold its 2004 Annual Meeting of Stockholders in July 2004. Any stockholder desiring to submit a proposal for action at SourcingLink’s 2004 Annual Meeting of Stockholders and presentation in SourcingLink’s proxy statement with respect to such meeting should arrange for such proposal to be delivered to SourcingLink at its principal place of business no later than February 14, 2004 in order to be considered for inclusion in SourcingLink’s proxy statement relating to that meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

Additionally, under Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended, if a stockholder fails to notify SourcingLink of a proposal at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, then SourcingLink will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

With respect to SourcingLink’s 2004 Annual Meeting of Stockholders, if SourcingLink is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in SourcingLink’s proxy statement, by April 30, 2004 SourcingLink will be allowed to use its voting authority as described above.

AVAILABLE INFORMATION

We have filed a Rule 13e-3 Split Transaction Statement on Schedule 13E-3 under the 1934 Act with respect to the Split Transaction. The Schedule 13E-3 contains additional information about SourcingLink. Copies of the Schedule 13E-3 are available for inspection and copying at the principal executive offices of SourcingLink during regular business hours by any interested stockholder of SourcingLink, or a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail, by written request directed to Chief Financial Officer at SourcingLink.net, Inc., 16855 West Bernardo Drive, Suite 260, San Diego, California 92127, telephone: (858) 385-8900.

We are currently subject to the information requirements of the 1934 Act and in accordance therewith we file periodic reports, proxy statements and other information with the SEC relating to our business, financial and other matters. Copies of such reports, proxy statements and other information, as well as the Schedule 13E-3, may be copied (at prescribed rates) at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. For further information concerning the SEC’s public reference rooms, you may call the SEC at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC’s Internet address at “http://www.sec.gov.” SourcingLink’s common stock is quoted on the OTC under the symbol “SNET.OB,” and certain reports, proxy statements and other information can also be inspected and copied at the offices of the National Association of Securities Dealers, 33 Whitehall Street, New York, NY 10004-2193.

The following documents, which we have filed with the Securities and Exchange Commission, are incorporated herein by reference:

(a)	SourcingLink’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003.

(b)	SourcingLink’s Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2003.

All documents filed by SourcingLink with the Securities and Exchange Commission pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 from the date of this proxy statement to the date of the Annual Meeting shall also be deemed to be incorporated by reference into this proxy statement and to be a part hereof from the date of filing of such documents. Any statement contained in this proxy statement, or in a document incorporated by reference, shall be deemed to be modified or superseded to the extent that a statement contained in this proxy statement or in any other subsequently filed document incorporated by reference, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

You can obtain any of the documents incorporated by reference in this proxy statement from SourcingLink or from the Securities and Exchange Commission through its web site at the address provided above. Documents incorporated by reference are available from SourcingLink without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference in this proxy statement, by written request directed to Chief Financial Officer, SourcingLink.net, 16855 West Bernardo Drive, Suite 260, San Diego, California 92127. For your reference, SourcingLink’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003 is included in the Annual Report to Stockholders of SourcingLink for fiscal year 2003 which is being mailed concurrently with this proxy statement to all stockholders as of the Record Date. SourcingLink’s Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2003 is being provided to you with this proxy statement as Annex D.

OTHER MATTERS

Management is not aware of any other matters to come before the meeting. If any other matter not mentioned in this proxy statement is brought before the meeting, the proxy holders named in the enclosed Proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

, 2003	By Order of the Board of Directors

/s/ Marcel van Heesewijk

Marcel van Heesewijk Chairman of the Board and Chief Executive Officer

ANNEX A

PROPOSED FORM OF CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SOURCINGLINK.NET, INC.

SourcingLink.net, Inc., a Delaware corporation (the “Corporation”), does hereby certify that:

FIRST: The name of the Corporation is SourcingLink.net, Inc. The original Certificate of Incorporation filed with the Secretary of State of the State of Delaware on March 26, 1993, under the name QCS Corporation, was amended pursuant to that certain Certificate of Renewal and Revival of Chapter filed on November 12, 1998, changing the corporate name to QCS.net Corporation and was further amended by that certain Amended and Restated Certificate of Incorporation filed on July 20, 1999 (the “Certificate of Incorporation”), changing the corporate name to SourcingLink.net, Inc. This Certificate of Amendment amends the provisions of the Corporation’s Certificate of Incorporation, as amended to date.

SECOND: The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware and shall become effective at 5:00 p.m., pacific standard time, on ____________________.

THIRD: The first paragraph of Article IV of the Certificate of Incorporation is hereby amended by deleting such paragraph in its entirety and replacing it with the following:

Without regard to any other provision contained herein, each one (1) share of Common Stock (as defined below), either issued and outstanding or held by the Corporation as treasury stock, immediately prior to the time this amendment becomes effective shall be and is hereby automatically reclassified and changed (without any further act) into one fifty-one hundredth (1/5,100th) of a fully-paid and nonassessable share of Common Stock, without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued to any holder of fewer than 5,100 shares of Common Stock immediately prior to the time this amendment becomes effective, and that instead of issuing such fractional shares, the Corporation shall make a cash payment equal to $0.15 cash, without interest, per share of Common Stock held by each holder of fewer than 5,100 shares of Common Stock immediately prior to the time this amendment becomes effective.

The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 75,000,000 shares, consisting of 60,000,000 shares of Common Stock, $0.001 par value (the “Common Stock”), and 15,000,000 shares of Preferred Stock, $0.001 par value (the “Preferred Stock”). The first series of Preferred Stock shall be comprised of 5,000,000 shares and shall be designated as “Series A Preferred Stock.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this ___ day of __________, 2003.

Marcel van Heesewijk, Chief Executive Officer

ANNEX A (continued)

PROPOSED FORM OF CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION TO EFFECT FORWARD STOCK SPLIT

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SOURCINGLINK.NET, INC.

SourcingLink.net, Inc., a Delaware corporation (the “Corporation”), does hereby certify that:

FIRST: The name of the Corporation is SourcingLink.net, Inc. The original Certificate of Incorporation filed with the Secretary of State of the State of Delaware on March 26, 1993, under the name QCS Corporation, was amended pursuant to that certain Certificate of Renewal and Revival of Chapter filed on November 12, 1998, changing the corporate name to QCS.net Corporation and was further amended by that certain Amended and Restated Certificate of Incorporation filed on July 20, 1999 (the “Certificate of Incorporation”), changing the corporate name to SourcingLink.net, Inc. This Certificate of Amendment amends the provisions of the Corporation’s Certificate of Incorporation, as amended to date.

SECOND: The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware and shall become effective at 5:01 p.m., pacific standard time, on ____________________.

THIRD: The first two paragraphs of Article IV of the Certificate of Incorporation are hereby amended by deleting such paragraphs in their entirety and replacing them with the following:

Without regard to any other provision contained herein, each one (1) share of Common Stock (as defined below), either issued and outstanding or held by the Corporation as treasury stock (and including each fractional share in excess of one (1) share) immediately prior to the time this amendment becomes effective shall be and are hereby automatically reclassified and changed (without any further act) into 5,100 fully-paid and nonassessable shares of Common Stock (or, with respect to such fractional shares and interests, such lesser number of shares or interests as may be applicable based upon such 5,100 to 1 ratio), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued.

The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 75,000,000 shares, consisting of 60,000,000 shares of Common Stock, $0.001 par value (the “Common Stock”), and 15,000,000 shares of Preferred Stock, $0.001 par value (the “Preferred Stock”). The first series of Preferred Stock shall be comprised of 5,000,000 shares and shall be designated as “Series A Preferred Stock.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this ____ day of ___________, 2003.

Marcel van Heesewijk, Chief Executive Officer

ANNEX B

FAIRNESS OPINION FOR SPLIT TRANSACTION

September 26, 2003

Board of Directors

SourcingLink.net, Inc.

16855 West Bernardo Drive

San Diego, California 92127

Dear Members of the Board of Directors of SourcingLink.net, Inc.:

We understand that SourcingLink.net, Inc. (the “Company” or “SourcingLink”) intends to propose a reverse (to be followed immediately by a forward) split of its common stock to effectuate a going private transaction (the “Transaction”). More specifically, the Transaction calls for a one (1) for 5,100 reverse stock split, with any shareholders owning fractional shares as a result of the reverse stock split to be paid $0.15 in cash (the “Transaction Consideration”) for such fractional shares on a pre-split basis. In connection with the Transaction, we understand that the Company intends to file a certificate with the United States Securities and Exchange Commission (the “SEC”) to terminate its public company reporting obligations under the Securities Exchange Act of 1934, as amended. The Company also intends to delist its common stock and terminate public market trading thereof. The terms of the Transaction are more fully set forth in the draft proxy statement and related documents that will be filed with the SEC in connection with the Transaction. You have specifically requested that we not compare this opinion with the opinion we provided with respect to the contemporaneous private placement of the Company’s common stock.

You have requested our opinion as investment bankers as to the fairness, from a financial point of view, of the Transaction Consideration to those stockholders receiving the Transaction Consideration. Our opinion does not address, specifically or otherwise, the Company’s underlying business decision to engage in or effect the Transaction.

Friend & Company, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. In consideration for rendering the opinion set forth in this letter, Friend & Company will receive a fee and reimbursement of its expenses. No portion of our fee is contingent upon consummation of the Transaction nor is it contingent upon any recommendation of the Board of Directors. In addition, the Company has agreed to indemnify Friend & Company for certain liabilities arising out of its engagement, including the rendering of this opinion.

In connection with our opinion, we reviewed, considered and relied on, among other things:

(i)	Considered applicable valuation methodologies utilized for similar transactions;

(ii)	Reviewed the draft proxy statement, and related documents, related to the proposed Split Transaction;

(iii)	Reviewed SourcingLink’s Forms 10-KSB for the years ended March 31, 1998 through 2003, and its Forms 10-QSB for the quarter ended June 30, 2003;

(iv)	Reviewed certain financial and operating information provided to Friend & Company by management relating to SourcingLink’s business, including its budget for the fiscal year ending March 31, 2004;

(v)	Visited SourcingLink’s headquarters in San Diego, California;

(vi)	Interviewed SourcingLink’s management to discuss SourcingLink’s operations, historical financial statements and future prospects;

(vii)	Reviewed certain contracts, including material customer contracts, including, but not limited to, the contract with Carrefour S.A., which expired in the first part of fiscal 2004.

(viii)	Reviewed SourcingLink’s historical market prices and trading volume of its publicly traded common stock, along with publicly available financial data on SourcingLink; and

(ix)	Reviewed publicly available financial data and stock market performance data of public companies that Friend & Company deemed generally comparable to SourcingLink.

Friend & Company also held discussions with certain members of SourcingLink’s management with respect to past and current operations, the financial condition and future prospects of SourcingLink and certain other matters that Friend & Company believed necessary to its inquiry. Friend & Company also reviewed such other information and analyses that it deemed appropriate for purposes of its opinion.

Friend & Company relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or that was furnished to it by SourcingLink or otherwise reviewed by Friend & Company. Friend & Company has not assumed any responsibility or liability for that information. Friend & Company has not conducted any valuation or appraisal of any assets or liabilities, nor have any valuations or appraisals been provided to Friend & Company. In relying on financial analyses and forecasts provided to Friend & Company, it was assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to SourcingLink’s expected future results of operations and financial condition of SourcingLink for which such analyses or forecasts relate.

Our opinion is based upon economic, market and other conditions as they exist and can be evaluated on the date hereof and does not address the fairness of the Transaction Consideration as of any other date. Our opinion does not address the merits of the underlying decision by the Company to engage in the Transaction. The financial markets in general, and the markets for the securities of the Company in particular, are subject to volatility, and this opinion does not purport to address potential developments in the financial markets or the markets for the securities of the Company after the date hereof.

It is understood that this letter is solely for the benefit and use of the Board of Directors of the Company in connection with its consideration of the Transaction. This opinion does not constitute a recommendation as to any action the Board of Directors of the Company or any stockholder of the Company should take in connection with the Transaction or any aspect thereof. This opinion may not be reproduced, disseminated, quoted or referred to at any time without our prior written consent. We have no obligation to update, revise, or reaffirm our opinion after the date of this letter. Subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof, the Transaction Consideration is fair, from a financial point of view, to those stockholders receiving the Transaction Consideration.

Very truly yours,

/s/ Friend & Company

Friend & Company

ANNEX C

FAIRNESS OPINION FOR PRIVATE PLACEMENT

September 26, 2003

Board of Directors

SourcingLink.net, Inc.

16855 West Bernardo Drive

San Diego, California 92127

Dear Members of the Board of Directors of SourcingLink.net, Inc.:

We understand that SourcingLink.net, Inc., (the “Company” or “SourcingLink”) has entered into a non-binding letter of intent with the investor named on the signature page of the letter of intent (the “Investor”) for the proposed investment by the Investor (the “Private Placement”). You have asked Friend & Company for our opinion as investment bankers as to the fairness, from a financial point of view, to SourcingLink and its stockholders on the sale price per share of SourcingLink’s common stock to be issued in connection with the Private Placement (collectively the “Transaction”). You have specifically requested that we not compare this opinion with the opinion we provided with respect to the contemporaneous reverse stock split transaction (“Split Transaction”).

The non-binding letter of intent provides for St. Cloud Investments Ltd. to receive 3,333,333 shares of the Company’s common stock (the “Common Stock”) at a price of $0.15 per share (“Transaction Consideration”) and a seven-year warrant to purchase up to an additional 366,667 shares of its common stock with an exercise price of $0.15 per share.

Our opinion does not address, specifically or otherwise, the Company’s underlying business decision to engage in or effect the Transaction. Friend & Company, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. In consideration for rendering the opinion set forth in this letter, Friend & Company will receive a fee and reimbursement of its expenses. No portion of our fee is contingent upon consummation of the Transaction nor is it contingent upon any recommendation of the Board of Directors. In addition, the Company has agreed to indemnify Friend & Company for certain liabilities arising out of its engagement, including the rendering of this opinion.

In connection with our opinion, we reviewed, considered and relied on, among other things:

(i)	Considered applicable valuation methodologies utilized for similar transactions;

(ii)	Reviewed the draft proxy statement, and related documents, related to the proposed Split Transaction;

(iii)	Reviewed the non-binding letter of intent;

(iv)	Reviewed SourcingLink’s Forms 10-KSB for the years ended March 31, 1998 through 2003, and its Forms 10-QSB for the quarter ended June 30, 2003;

(v)	Reviewed certain financial and operating information provided to Friend & Company by management relating to SourcingLink’s business, including its budget for the fiscal year ending March 31, 2004;

(vi)	Visited SourcingLink’s headquarters in San Diego, California;

(vii)	Interviewed SourcingLink’s management to discuss SourcingLink’s operations, historical financial statements and future prospects;

(viii)	Reviewed certain contracts, including material customer contracts, including, but not limited to, the contract with Carrefour S.A., which expired in the first part of fiscal 2004;

(ix)	Reviewed SourcingLink’s historical market prices and trading volume of its publicly traded common stock, along with publicly available financial data on SourcingLink; and

(x)	Reviewed publicly available financial data and stock market performance data of public companies that Friend & Company deemed generally comparable to SourcingLink.

Friend & Company also held discussions with certain members of SourcingLink’s management with respect to past and current operations, the financial condition and future prospects of SourcingLink and certain other matters that Friend & Company believed necessary to its inquiry. Friend & Company also reviewed such other information and analyses that it deemed appropriate for purposes of its Opinion.

Friend & Company relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or that was furnished to it by SourcingLink or otherwise reviewed by Friend & Company. Friend & Company has not assumed any responsibility or liability for that information. Friend & Company has not conducted any valuation or appraisal of any assets or liabilities, nor have any valuations or appraisals been provided to Friend & Company. In relying on financial analyses and forecasts provided to Friend & Company, it was assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to SourcingLink’s expected future results of operations and financial condition of SourcingLink for which such analyses or forecasts relate.

Our opinion is based upon economic, market and other conditions as they exist and can be evaluated on the date hereof and does not address the fairness of the Transaction Consideration as of any other date. Our opinion does not address the merits of the underlying decision by the Company to engage in the Transaction. The financial markets in general, and the markets for the securities of the Company in particular, are subject to volatility, and this opinion does not purport to address potential developments in the financial markets or the markets for the securities of the Company after the date hereof.

It is understood that this letter is solely for the benefit and use of the Board of Directors of the Company in connection with its consideration of the Transaction. This opinion does not constitute a recommendation as to any action the Board of Directors of the Company or any stockholder of the Company should take in connection with the Transaction or any aspect thereof. This opinion may not be reproduced, disseminated, quoted or referred to at any time without our prior written consent. We have no obligation to update, revise or reaffirm our opinion after the date of this letter. Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof, the Transaction Consideration is fair, from a financial point of view, to SourcingLink and its stockholders.

Very truly yours,

/s/ Friend & Company

Friend & Company

ANNEX D

SOURCINGLINK QUARTERLY REPORT ON FORM 10-QSB

FOR THE FISCAL QUARTER ENDED JUNE 30, 2003

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 10-QSB

☒	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2003.

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT

For the transition period from              to             .

Commission File Number: 000-28391

SourcingLink.net, Inc.

(Exact name of small business issuer as specified in its charter)

DELAWARE	98-0132465
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

16855 WEST BERNARDO DRIVE, SUITE 260, SAN DIEGO, CA 92127
(Address of principal executive offices)

(858) 385-8900
(Issuer’s telephone number)

(Former name, former address and former fiscal year, if changed since last report)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15 (d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    ☒  YES    ☐  NO

Shares of common stock outstanding as of August 1, 2003: 9,365,461 shares

SourcingLink.net, Inc.

CONTENTS

2

PART I FINANCIAL INFORMATION

Item 1 Financial Statements

SourcingLink.net, Inc.

Condensed Balance Sheets

	June 30, 2003	March 31, 2003
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,076,000	$1,346,000
Accounts receivable, net	177,000	171,000
Other current assets	97,000	59,000

Total current assets	1,350,000	1,576,000
Property and equipment, net	102,000	129,000
Other non-current assets	46,000	46,000

Total assets	$1,498,000	$1,751,000

LIABILITIES
Current liabilities:
Accounts payable and accrued liabilities	$698,000	$733,000
Deferred revenue	299,000	146,000

Total current liabilities	997,000	879,000

STOCKHOLDERS’ EQUITY
Common stock	9,000	9,000
Additional paid in capital	24,866,000	24,866,000
Accumulated deficit	(24,374,000)	(24,003,000)

Total stockholders’ equity	501,000	872,000

Total liabilities and stockholders’ equity	$1,498,000	$1,751,000

The accompanying notes are an integral part of these condensed financial statements.

3

SourcingLink.net, Inc.

Condensed Statements Of Operations

(Unaudited)

	Three months ended June 30,
	2003	2002
Revenue:
Professional services	$484,000	$861,000
Subscribers	43,000	45,000

	527,000	906,000

Cost of revenue:
Professional services	195,000	260,000
Subscribers	39,000	48,000

	234,000	308,000

Gross profit	293,000	598,000

Operating expenses:
Selling, general and administrative	567,000	814,000
Product development	98,000	157,000

Total operating expenses	665,000	971,000

Operating loss	(372,000)	(373,000)

Other income (expense), net	(1,000)	85,000
Interest income	2,000	9,000

Net loss	$(371,000)	$(279,000)

Net loss per share (basic and diluted)	$(0.04)	$(0.03)

Weighted average number of shares used in per share calculation (basic and diluted)	9,363,000	9,357,000

The accompanying notes are an integral part of these condensed financial statements

4

SourcingLink.net, Inc.

Condensed Statements of Cash Flows

(Unaudited)

	Three months ended June 30,
	2003	2002
Cash flows from operating activities:
Net loss	$(371,000)	$(279,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	27,000	103,000
Unrealized exchange gain	—	(1,000)
Gain recognition on accumulated foreign currency translation adjustments in connection with liquidation of a subsidiary	—	(86,000)
Changes in operating assets and liabilities - net	74,000	(364,000)

Net cash used in operating activities	(270,000)	(627,000)

Cash flows from investing activities:
Purchases of fixed assets	—	(55,000)

Net cash used in investing activities	—	(55,000)

Net decrease in cash and cash equivalents	(270,000)	(682,000)

Cash and cash equivalents, beginning of the period	1,346,000	2,934,000

Cash and cash equivalents, end of the period	$1,076,000	$2,252,000

The accompanying notes are an integral part of these condensed financial statements.

5

SourcingLink.net, Inc.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. Basis of presentation:

The interim condensed financial statements of SourcingLink.net, Inc. (“SourcingLink” or the “Company”) are unaudited and reflect all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation, in all material respects, of the financial position and operating results of the Company for the interim periods. The results of operations for the three months ended June 30, 2003 are not necessarily indicative of the results to be expected for the entire fiscal year ending March 31, 2004. The year-end balance sheet data at March 31, 2003 was derived from the audited financial statements.

The condensed financial statements for the three months ended June 30, 2002 are consolidated to include the accounts of SourcingLink.net, Inc. and its wholly owned subsidiary. All significant intercompany transactions and account balances have been eliminated in consolidation. Effective June 30, 2002, the Company liquidated this non-operating subsidiary, and transferred the remaining assets and liabilities, which were not significant, to the Company. As a result of this liquidation, a one-time gain of $98,000 was recognized, of which $86,000 relates to recognition of accumulated foreign currency translation amounts.

This financial information should be read in conjunction with the audited financial statements and notes thereto included in the Company’s Form 10-KSB for the fiscal year ended March 31, 2003.

2. Capital resources:

The accompanying financial statements have been prepared in a going concern basis, which contemplates the realization of assets and liquidation of liabilities in the ordinary course of business. The Company has incurred net losses from operations and at June 30, 2003, the Company had an accumulated deficit of approximately $24.4 million. For the quarter ended June 30, 2003, the Company had a net loss of $371,000 and operating cash outflows of $270,000, and for the fiscal year ended March 31, 2003, the net loss was $1,520,000 and the operating cash outflows were $1,444,000. Cash and cash equivalents at June 30, 2003 were $1,076,000. During fiscal year 2003, as the Company approached successful completion of its services under a three-year, $9 million contract with a major customer, management reduced costs, primarily in the form of a reduction in manpower and related expenses, in anticipation of the reduction in revenue and cash flow following the completion of this large, multi-year contract. The reduction in force was carried-out principally in the third quarter of fiscal year 2003. The Company plans to maintain this lower level of investment in marketing, operations and product development until it increases its customer base or obtains additional new equity financing. The Company’s success depends on executing in a timely manner its sales and marketing plans, including the retention and expansion of its customer base, the continued salability of its Internet-based merchandise sourcing solutions, and obtaining the funds necessary to carry-on these activities through sales to both existing and new customers or through additional new equity or debt financing.

The Company currently has the right to call for the exercise of approximately 605,000 warrants for the purchase of common stock through September 2003, which would provide up to an additional $325,000 of equity capital. Management believes that current cash balances, together with cash flows from existing hosted solutions and professional services agreements and callable common stock warrants, will be sufficient to fund the Company’s operations through at least the next 12 months if anticipated new customer acquisitions and the related cash flow occur in accordance with current plans. However, in the event that management’s expectations of future operating results are not achieved, or in the event that the Company is unable to maintain its relationships with existing customers, or if the timing of acquiring new customers and cash receipts from any such customer is later than planned, then the Company would likely be required to raise additional capital through the sale of equity and/or debt to sustain its operations or to reduce expenditures significantly to enable current cash reserves to fund operations for at least the next 12 months.

The Company’s major customer contract will be completed in the first part of fiscal 2004, and as of May 2003 the Company has received the full balance due for services under the contract, including all fees for services to be

6

performed in connection with such contract during fiscal 2004. This contract has generated the majority of the Company’s revenue and cash flow in fiscal years 2003, 2002 and 2001. The Company plans to market its services and hosted solutions to generate new business from both existing and new customers. However, if the timing of our acquisition of anticipated new customers and the related timing of cash receipts from sales to any such customers do not meet the Company’s plans, then to fund operations beyond the next 12 months, the Company would be required to either reduce operating spending significantly, which would materially and adversely affect its business, or raise additional capital through the sale of equity and/or debt.

There can be no assurance that the Company will retain its existing customers or obtain additional customers, or that if additional customers are obtained they will generate cash receipts for the Company within the needed time frame, or that equity or debt financing, if required within or beyond the next 12 months, will be available on acceptable terms, or at all.

3. Computation of net loss per share:

Net loss per share is presented on a basic and diluted basis. Basic earnings (loss) per share is computed by dividing the income (loss) by the weighted average number of shares of common stock outstanding for the period. Diluted earnings per share are computed by giving effect to all dilutive potential shares of common stock that were outstanding during the period. For the Company, dilutive potential shares of common stock consist of incremental shares of common stock issuable upon the exercise of stock options and warrants for all periods.

Basic and diluted earnings (loss) per share are calculated as follows for the three months ended June 30, 2003 and 2002 (unaudited):

	Three months ended June 30,
Basic and diluted:	2003	2002
Net loss	$(371,000)	$(279,000)

Weighted average shares outstanding for the period	9,363,000	9,357,000

Net loss per share	$(0.04)	$(0.03)

At June 30, 2003, the Company had 835,862 options and 1,276,430 warrants outstanding to purchase shares of common stock compared to 835,862 options and 1,280,015 warrants outstanding at March 31, 2003. These options and warrants were not included in the computation of diluted earnings per share because their inclusion would be anti-dilutive.

Subsequent to the end of the quarter ended June 30, 2003, the Company issued 1,118,912 additional options to purchase shares of common stock to its employees and directors.

4. Comprehensive loss:

Comprehensive loss for the three months ended June 30, 2003 and 2002 was $371,000 and $366,000, respectively. There is no difference in comprehensive loss and net loss for the quarter ended June 30, 2003. The difference between comprehensive loss and net loss in the quarter ended June 30, 2002 is the treatment of cumulative foreign currency translation adjustments. Of the total $87,000 cumulative foreign currency translation adjustment in the quarter ended June 30, 2002, $86,000 resulted from recognition of a gain on accumulated foreign currency translation amounts upon the liquidation of the Company’s non-operating subsidiary in France.

7

5. Recent pronouncements:

In May 2003, the Financial Accounting Standards Board issued FAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” FAS No. 150 requires that an issuer classify a financial instrument that is within the scope of the statement as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. The Company is required to adopt FAS No. 150 for financial instruments entered into or modified after May 31, 2003.

Item 2	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Certain statements contained in this Report, including, without limitation, statements containing the words “may,” “will,” “believes,” “anticipates,” “plans,” “expects” or the negative or other variations thereof or comparable terminology, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These factors include, but are not limited to, the factors discussed under the caption “Risk Factors” below, and are discussed in more detail in the “Risks Related to Our Business” section of our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions of the forward-looking statements contained or incorporated by reference herein to reflect future events or developments.

Overview

We provide comprehensive merchandise sourcing solutions for the retail industry. Our Internet-based hosted solution, branded MySourcingCenter®, addresses the pre-order phase of business-to-business merchandise sourcing. MySourcingCenter® provides immediate connectivity between retail merchandise buyers and their suppliers worldwide. The solution organizes and automates a broad range of sourcing activities, improving productivity and reducing costs and buying lead-times. Generally, this is accomplished with branded, private sourcing networks for each retailer, so that supplier relationships remain confidential. For merchandise suppliers, MySourcingCenter® provides a sales tool to enhance existing trading relationships and reduce costs with electronic forms and online communications. We provide complementary enablement and strategic sourcing services for retail buyers and merchandise suppliers. Strategic sourcing services involves a methodology and process for providing savings to retailers through auction-based trading events. MySourcingCenter® enablement services include the training of buyers and suppliers on Internet-based business-to-business tools and exchanges to bring buyers and suppliers together in on-line environments.

In March 2000, we entered into a services contract with Paris, France-based Carrefour S.A. (the “Carrefour contract” or the “Carrefour agreement”). The agreement with Carrefour, the world’s second largest retailer, provided that we would receive a minimum of $9 million for services to be performed over a three-year period which began on April 1, 2000. We are completing our services work in the first part of fiscal year 2004 under the Carrefour agreement, and as of May 2003 we received the full $9 million amount due for services under the contract (including the work to be performed pursuant to the Carrefour agreement during fiscal year 2004). Under the Carrefour contract, we are assisting Carrefour with its implementation and use of Web-based trading exchange functionality and processes between its buyers and suppliers worldwide.

In October 2001, we signed an agreement with the WorldWide Retail Exchange, (“WWRE”), under which our Professional Services can be marketed jointly and sold by the WWRE to retail members of the exchange. We signed an additional agreement with the WWRE in August 2002 that expanded the services offering available to WWRE members and provided for WWRE support of contracts directly between WWRE’s members and us. In terms of

8

membership, WWRE is the largest exchange in the retail industry with approximately 60 members around the globe, most of whom are large, international retailers. Work associated with these WWRE contracts is performed under statements of work for the various projects that arise, or more recently under direct agreements with member retailers, in conjunction with the WWRE.

The majority of our revenue has been derived from services performed under the Carrefour contract. We are actively pursuing retailers for our MySourcingCenter® solution, as well as additional customers for our professional services, including the WWRE and its member retailers, independent retailers and large suppliers or other manufacturers that may need similar training and assistance.

Accumulated Losses

From our inception in 1993 through June 30, 2003, we have incurred net losses of approximately $24.4 million, primarily as a result of costs to develop our technology, to develop and introduce our sourcing solutions and services, to establish marketing and distribution relationships, to recruit and train a sales and marketing group and to build an administrative organization. Our prospects must be considered in light of our operating history, and the risks, expenses and difficulties frequently encountered by companies in their early stage of development and customer use of their solutions, particularly companies in new, unproven and rapidly evolving markets. The limited history of customer adoption of our solution makes the prediction of future results of operations difficult or impossible and, therefore, there can be no assurance that we will grow or that we will be able to achieve or sustain profitability. Our success is highly dependent on our ability to maintain relationships with our main customers and execute in a timely manner our sales and marketing plans, including the expansion of our customer base, of which no assurance can be made. Additional factors in our success include, but are not limited to, the ability to raise additional capital and continued contributions of key management, consulting, development, and finance personnel, certain of whom would be difficult to replace. The loss of the services of any of the key personnel or the inability to attract or retain qualified management and other personnel in the future, or delays in hiring required personnel, could have a material adverse effect on our business, operating results or financial condition.

Critical Accounting Policies

Our discussion and analysis of our financial condition and results of operations is based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. These principles require us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Estimated amounts may differ under different assumptions or conditions, and actual results could differ from the estimates. The following critical accounting policies, among others, affect the judgments and estimates used in the preparation of our financial statements.

Revenue Recognition. Our revenues are generated from fees for professional services and for subscriber access to and use of our hosted Internet solution. For professional services, the fees are based on either a percentage of savings achieved for the customer or labor provided at day-rates, and out-of-pocket expenses. For our hosted solutions, the fees consist of fixed annual subscription fees. Subscriber revenues are recognized ratably over the period of subscription. Revenues from professional services are recognized as the auction event is completed and approved for savings-based work and as the services are provided for projects billed at day-rates, in accordance with the terms of the related agreements. Amounts received in advance of satisfying revenue recognition criteria are classified as deferred revenue.

Allowances. Certain assets, including deferred income tax assets and accounts receivable, have allowances established when necessary to reduce the assets to the amounts expected to be realized. Valuation allowances for deferred income tax assets are established under Financial Accounting Standards Board Statement No. 109, “Accounting for Income Taxes,” when necessary to reduce deferred tax assets to the amounts expected to be realized. The allowance for doubtful accounts is based primarily on an evaluation of specific accounts where we have information that the customer may not meet its financial obligations.

9

Product Development. All application development expenditures are expensed as incurred. In March 2000, Emerging Issues Task Force (“EITF”) 00-2 “Accounting for Web Site Development Costs” was released. EITF 00-2 provides guidance on how an entity should account for costs involved in Web site development, including planning, developing software to operate the Web site, graphics, content, and operating expenses. EITF 00-2 is effective for Web site development costs incurred for fiscal quarters beginning after June 30, 2000. We adopted EITF 00-2 and development costs incurred subsequent to June 30, 2000, associated with our Web site were recorded in accordance with EITF 00-2 with capitalized costs amortized on the straight-line method over a period of two years. Since October 2002, no Web site development costs have been capitalized by us based on the nature of the costs incurred, and as of March 31, 2003 an impairment charge was recorded to write-down the remaining net book value of previously capitalized Web site development costs.

Results of operations for the three months ended June 30, 2003 and 2002

Revenue. Total revenue for the three months ended June 30, 2003 decreased $379,000, or 42%, to $527,000 from $906,000 in the three months ended June 30, 2002. This includes a decrease in professional services revenue of $377,000 to $484,000 this fiscal year from $861,000 in the same period one year ago. The decrease in professional services revenue is primarily due to the ramp-down of services under the Carrefour contract as we are nearing successful completion of the approximately three-years of services activity under that agreement. Subscriber revenue of $43,000 in this year’s first quarter is nearly unchanged from the $45,000 in the same three months of the prior fiscal year.

We are working with the International Purchasing Department of Leroy Merlin, whose buyers use MySourcingCenter® with their merchandise suppliers. In addition to Leroy Merlin, we are pursuing other hardgoods retailers whose suppliers are considered prime candidates to adopt MySourcingCenter®, and are in active discussion with several such retailers. We are completing our services work in the first part of fiscal year 2004 under the Carrefour agreement, and as of May 2003 we have received the full balance due for services under this $9 million contract, including all amounts due for services rendered and to be rendered under the contract during fiscal year 2004. We are working with a member of the WWRE under a services agreement, and are discussing other services opportunities with the WWRE and certain of its members. We are also working with independent retailers as well as manufacturing companies that are large suppliers to retailers, or consumer packaged goods companies, and an exchange for such suppliers. We will continue marketing our services to retail and consumer packaged goods companies as we attempt to build this business area to offset the upcoming completion of our services work with Carrefour under the Carrefour contract.

Due to the expected upcoming successful completion in this fiscal year of the services under the Carrefour contract, we expect that professional services revenue in fiscal year 2004 will decline from the level achieved in the fiscal year ended March 31, 2003. For MySourcingCenter™ subscriber revenue, our solution involves marketing directly to merchandise suppliers, a group that includes small and highly dispersed target customers thus increasing the difficulty of the sales and marketing task. In addition, supplier adoption is generally linked to use of MySourcingCenter® by large retail companies as a branded, private sourcing network, which typically requires the approval of multiple parties and management levels within the retail organization, frequently resulting in lengthy sales and implementation cycles.

Cost of Revenue. For the three months ended June 30, 2003, the cost of revenue decreased $74,000, or 24%, to $234,000 from $308,000 in the prior year’s first quarter. The overall decrease includes lower costs of both professional services and subscriber revenue. The cost of professional services revenue decreased due to the lower level of revenue in the current year’s first quarter, with an associated reduction in the related labor and other services delivery costs. The cost of subscriber revenue decreased due to a reduction in depreciation expense.

Total gross profit declined by $305,000 to $293,000, or 56% of overall revenue, compared to $598,000, or 66% of total revenues in the three months ended June 30, 2002. The decline in the dollar amount of gross profit is primarily the result of the impact of the lower services revenue in the current year’s first quarter. The decline in gross profit as a percent of sales is primarily attributable to higher costs as a percent of sales during this year’s first quarter for our services work related to online reverse auctions that is being billed based on a percentage of savings achieved for the customer. The first quarter of the prior fiscal year contained no such savings-based work.

10

We expect that with the Carrefour contract nearing completion, more of our services contracts and revenue will be based on charging customers a percentage of savings achieved. Such work usually involves an upfront investment of time and expenses prior to the beginning of the fee-bearing reverse auction events. In addition, the savings generated, and therefore the fees and gross profit margins, will vary from auction to auction. Future gross profit margins may also be impacted by both the mix and level of subscriber and professional services revenue, and by the pricing opportunities for, and labor, network and other costs associated with, future subscription revenue. As these factors and their effect on margins are not currently predictable, historical gross profit margins are not necessarily indicative of gross profit margins to be expected in the future.

Operating Expenses

Selling, General and Administrative Expenses. In the three months ended June 30, 2003, our selling, general and administrative expenses decreased by $247,000, or 30%, to $567,000 from $814,000 in the three months ended June 30, 2002. The decrease in these expenses is primarily attributable to reduced labor and related costs from the reduction in our employee base in the third quarter of fiscal year 2003 as we took steps to better align our cost structure with the expected revenue base.

Management expects that selling, general and administrative expenses will remain at or near current levels until we obtain new retailer and supplier customers for our MySourcingCenter® online solution, at which time increased costs are expected to be required to support any such higher revenue base.

Product Development Expenses. Product development expenses during the first quarter of fiscal year 2004 decreased by $59,000, or 38%, to $98,000 from $157,000 in the three months ended June 30, 2002. The decrease in product development expenses is primarily due to lower depreciation and amortization expense as compared to the prior year’s first quarter. This reduction in depreciation and amortization is largely attributable to the impairment charge recorded in the fourth quarter of fiscal year 2003 to write-down the net book value of our capitalized Web site development costs. The decrease in product development expenses is also partially due to the lower manpower costs this year as compared to the first quarter of the prior year, resulting from the reduction in force that took place in the third quarter of fiscal year 2003.

We anticipate upgrading our development staff, and expect that, to the extent that we obtain new customers for our solution and our sources of cash flow permit, product development expenses may be higher in the latter half of the current fiscal year than such costs were in the quarter just completed.

Other Income (Expense), net and Interest Income. The principal components of other income (expense), net, are certain franchise taxes and, in the quarter ended June 30, 2002, exchange gains from foreign currency translation amounts related to our subsidiary in France. During the first quarter of last fiscal year, we liquidated this non-operating subsidiary in order to reduce the related administrative costs. As a result of this liquidation, the accumulated foreign currency translation amount previously recorded in equity was taken to income for a one-time gain of $86,000. Primarily as a result of this one-time gain, other income (expense), net was a gain of $85,000 in the three months ended June 30, 2002. This compares to an expense of $1,000 in the three months ended June 30, 2003 when no such gain was present. Interest income was $2,000 and $9,000 for the three months ended June 30, 2003 and 2002, respectively. The decrease in interest income is primarily attributable to the decrease in cash on-hand this year as compared to the prior year.

Income Taxes. We recorded a net loss of $371,000 during the three months ended June 30, 2003, and we had net losses of $1,520,000 and $1,951,000 in fiscal years 2003 and 2002, respectively. Accordingly, no provision for income taxes was recorded in any of these periods. As of June 30, 2003, we had net operating loss carryforwards for United States income tax purposes of approximately $17.4 million. These losses expire at various dates between 2011 and 2024. The Internal Revenue Code of 1986, as amended, contains provisions that limit the use in any future period of net operating loss and credit carryforwards upon the occurrence of certain events, including a significant change in ownership interests. A valuation allowance has been recorded for the tax benefit of our net operating loss carryforwards and deferred tax assets due to the fact that, as of the present time, it is more likely than not that such assets will not be realized.

11

Fluctuations in Quarterly Operating Results

Our quarterly operating results have varied significantly in the past and will likely vary significantly in the future. We believe that period-to-period comparisons of our results of operations are not meaningful and should not be relied upon as indicators of future performance. Our operating results could fall below the expectations of securities analysts or investors in some future quarter or quarters. Our failure to meet these expectations would likely adversely affect the market price of our common stock.

Our quarterly operating results may vary depending on a number of factors, including, but not limited to: expirations or cancellations of significant contracts with customers; demand for our solutions and services; size and timing of sales of our solution and services; actions taken by our competitors, including new alliances, product introductions and enhancements; delays or reductions in spending for, or the adoption of, pre-order supply chain management solutions by our customers and potential customers as companies review business-to-business applications; ability to scale our solution, network and operations infrastructure; ability to develop, introduce and market our solution on a timely basis; changes in our pricing policies or those of our competitors; ability to expand our sales and marketing operations, including hiring additional sales personnel; success in maintaining and enhancing existing relationships and developing new relationships with strategic partners; ability to control costs; technological changes in our markets; deferrals of customer subscriptions in anticipation of new developments or features of our solution; customer budget cycles and changes in these budget cycles; and general economic factors.

We have incurred significant operating expenses to conduct our sales and marketing operations, fund product development, provide general and administrative support, develop new partnerships, increase our professional services and support capabilities and improve our operational and financial systems. We plan on incurring significant additional expenses of this nature, and if our revenues are not maintained or increased, our business, operating results and financial condition could be seriously harmed and net losses in a given quarter could be larger than expected.

Liquidity and Capital Resources

Our cash and cash equivalents at June 30, 2003 were $1,076,000, compared to $1,346,000 at March 31, 2003. Cash used in the three months ended June 30, 2003 and 2002 was $270,000 and $682,000, respectively. Such cash usage in both periods is primarily attributable to cash used for operating activities.

In the quarter ended June 30, 2003, our operating activities used cash of $270,000. Our net loss for the three-month period was $371,000. Non-cash items and changes in operating assets and liabilities resulted in increased cash of $101,000, and consisted mainly of an increase in deferred revenue which was partially offset by depreciation and amortization expense, a decrease in other current assets and an increase in accounts payable and accrued expenses.

In the quarter ended June 30, 2002, our operating activities used cash of $627,000. Our net loss for the three-month period was $279,000. Non-cash items and changes in operating assets and liabilities resulted in a reduction in cash of $348,000, and consisted mainly of an increase in accounts receivable, a decrease in accounts payable and accrued expenses, and gain recognition on cumulative foreign currency translation adjustments in connection with liquidation of our non-operating subsidiary. These items were partially offset by depreciation and amortization expense. The change in accrued expenses excludes $106,000 related to the issuance of options for the purchase of SourcingLink common stock provided to certain employees in lieu of cash incentive compensation. The reduction in accounts payable and accrued expenses is primarily related to first quarter payments on accruals related to end-of-year activities such as legal and audit fees for our annual report on Form 10-KSB and incentive compensation. Our investing activities consisted of the purchase of equipment and software totaling $55,000, of which the major component was the capitalization of Web site development costs.

We are completing our services work under the three-year, $9 million agreement with Carrefour in the first part of fiscal 2004, and as of May 2003 we have received the full balance due for services under the contract, including all fees for services to be performed under the contract during fiscal 2004. In the third quarter of fiscal year 2003, in anticipation of a lower revenue base expected with the completion of the services contract with Carrefour, we

12

reduced certain operating expenses to lower the rate of consumption of cash. We plan to maintain this lower level of investment in sales and marketing, management and product development of our solution and services until we increase our customer base or obtain additional equity financing. We expect to draw on our cash-on-hand as well as anticipated cash flow from sales to both existing and new customers to provide funds for our operations. In addition, we currently have the right to call for the exercise of approximately 605,000 warrants for the purchase of common stock through September 2003, which would provide up to $325,000 of equity capital. If the timing of our acquisition of anticipated new customers and the related timing of cash receipts from sales to any such customers do not meet our plan, it is likely that we will require additional equity or debt financing during fiscal year 2004. We may not be able to obtain such anticipated new customers or additional equity or debt financing as needed on acceptable terms, or at all, which may require us to further reduce our operating costs and other expenditures, including reductions of personnel, salaries and capital expenditures. Any such actions undertaken might limit our opportunities to realize plans for revenue growth and we might not be able to reduce our costs in amounts sufficient to achieve break-even or profitable operations. If we issue additional equity or convertible debt, the ownership percentage of our existing stockholders would be reduced. New investors may demand rights, preferences or privileges senior to those of existing holders of our common stock.

The Carrefour contract has provided a base of revenue for the last three fiscal years, and has also generated a substantial portion of our cash flow during that period. We expect to increase our revenue from other sources with both additional services contracts as well as rollouts of MySourcingCenter® with retailers and their suppliers. These rollouts are anticipated to be in the form of private environments in which retailers can collaborate and source with their suppliers on a secure basis, and transfer electronic supplier information directly into retailer in-house systems. We have successfully completed a rollout of MySourcingCenter® with the International Purchasing Department of Leroy Merlin, as previously discussed. We believe we will successfully complete additional similar rollouts during the next 12 months, however, we cannot assure that such rollouts will take place.

The anticipated non-Carrefour services revenues and, in particular, MySourcingCenter® rollouts are significant to our near-term sources of expected cash flow. For revenue recognition purposes, MySourcingCenter® subscriber revenue is recognized ratably over the annual period of the subscription. A significant assumption in our cash flow planning is that the cash from subscribers will be collected in full at the beginning of the 12-month subscription period. However, this assumption may not prove accurate. Based on our expectations of future cash flow from existing sources of revenue and callable common stock warrants, we believe that our cash balances are sufficient to fund our operating needs for the next 12 months if our anticipated new customer acquisitions and the related cash flow occur as planned. If we are unable to maintain our relationships with existing customers and obtain expected new customers, or if our timing of acquiring new customers and cash receipts from any such customers is later than planned, then to fund operations during or beyond the next 12 months, we would likely be required to raise additional capital through the sale of equity and/or debt.

We cannot assure you that we will retain our existing customers or obtain additional customers, or that if we do obtain additional customers they will generate cash receipts for us within the needed time frame, or that any equity or debt financing, if required within or beyond the next 12 months, will be available on acceptable terms, or at all.

The financial statements have been prepared assuming that we will continue as a going concern, and do not include any adjustments that might result from the outcome of this uncertainty. We have incurred recurring losses from operations, had recurring negative cash flows, and have a significant accumulated deficit. These conditions raise substantial doubt about our ability to continue as a going concern.

We currently do not have a bank credit line. We do not intend to pay cash dividends with respect to shares of our capital stock in the foreseeable future.

Recent Accounting Pronouncements

In May 2003, the Financial Accounting Standards Board issued FAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” FAS No. 150 requires that an issuer classify a financial instrument that is within the scope of the statement as a liability (or an asset in some circumstances). Many

13

of those instruments were previously classified as equity. The Company is required to adopt FAS No. 150 for financial instruments entered into or modified after May 31, 2003.

RISK FACTORS

The market for our solution and services is at an early stage. We need additional retailers and their merchandise suppliers to implement and use our solution and services.

The market for Internet-based business-to-business solutions and services is at an early stage of development. Our success depends on a significant number of retailers and their merchandise suppliers implementing our solution and contracting for our services. The decisions to implement our solution or services by major retailers and their merchandise suppliers is controlled by multiple parties within the retail organization. In order to implement our solution or services, often these organizations must change established business practices and conduct business in new ways. Our ability to attract additional customers for our solution and services may depend on leveraging existing customers as reference accounts. Unless a significant number of retailers and their merchandise suppliers implement our solution or contract for our services, our solution and services may not achieve widespread market acceptance and our business will be seriously harmed.

We have a history of losses and expect to incur losses in the future.

We incurred a net loss of $371,000 in the first three months of fiscal year 2004, and net losses of $1,520,000 in fiscal 2003 and $1,951,000 in fiscal 2002. As of June 30, 2003, we had an accumulated deficit of approximately $24.4 million. As of May 2003, we have received the final payment for services under the Carrefour contract, including services to be rendered during fiscal 2004 in connection with such contract. The Carrefour contract has generated the majority of our revenue and cash flow in fiscal years 2003, 2002 and 2001. In the third quarter of fiscal year 2003, in anticipation of a lower revenue base, we reduced certain operating costs, primarily labor and related expenses. While our cost base has been reduced, we still expect to incur significant operating and product development expenses as we continue to market our services and hosted solutions to both existing and new customers. As a result, we expect to incur losses in upcoming fiscal quarters.

We currently have the right to call for the exercise of approximately 605,000 warrants for the purchase of common stock through September 2003, which would provide up to $325,000 of equity capital. We believe that current cash balances, together with cash flows from existing hosted solutions and professional services agreements and callable common stock warrants, will be sufficient to fund our operations through at least the next 12 months if anticipated new customer acquisitions and the related cash flows occur in accordance with current plans. However, in the event that our expectations of future operating results are not achieved, or in the event that we are unable to maintain our relationships with existing customers, or if the timing of acquiring new customers and cash receipts from any such customer is delayed, then we would likely be required to raise additional capital through the sale of equity and/or debt to sustain our operations or to reduce expenditures significantly to enable current cash reserves to fund operations for at least the next 12 months and beyond.

We cannot assure you that we will retain our existing customers or obtain additional customers, or that if additional customers are obtained they will generate cash receipts for us within the needed time frame, or that equity or debt financing, if required within or beyond the next 12 months, will be available on acceptable terms, or at all.

In their audit report, our former independent auditors expressed substantial doubt about our ability to continue as a going concern.

Our former independent auditors included a “going concern” paragraph in their audit report dated June 11, 2003 on our financial statements for our fiscal year ended March 31, 2003. Their report states that we have suffered recurring losses from operations, have an accumulated deficit, and have continued to use cash in our operating activities, all of which our former independent auditors believe raise substantial doubt about our ability to continue as a going concern. Our financial statements assume we will continue as a going concern, but our ability to do so

14

may require that we acquire new customers, and cash receipts from such customers on a timely basis, or that we obtain additional financing. Although we believe that our current operating plan will allow us to continue as a going concern, we cannot assure you that we will achieve, in the future, positive cash flow from operations or be able to secure additional financing as needed on favorable terms, or at all. In the event that the expectations under our operating plan are not achieved, and we are not able to secure additional financing as needed, we may not be able to continue as a going concern.

Implementation of our solutions by large retailers is complex, time consuming and expensive. We frequently experience long sales and implementation cycles.

Our supply chain management solution is often viewed as an enterprise-wide solution that must be deployed to many users within a large retailer’s sourcing organization. An enterprise-wide adoption by large retailers is often characterized by long sales cycles beginning with pilot studies and concluding with retailers strongly encouraging their merchandise suppliers to subscribe to our solution. In many cases, our customers must change established business practices and conduct business in new ways. In addition, our customers generally consider other issues before adopting our solution, including product benefits, integration, interoperability with existing computer systems, scalability, functionality and reliability. As a result, we must educate potential customers on the use and benefits of our solution. It takes several months to finalize an enterprise-wide sale and the sale must often be approved by a number of management levels within the customer organization. Entering into an agreement with a customer for the implementation of our solution does not assure that the customer will in fact make such implementation or assure the time frame in which the implementation may occur. A delay or change of these commitments may adversely affect our financial results for a particular quarter.

We derive most of our revenue from sales to a small number of retailers. If we are not able to retain these retailers as customers our revenues will be reduced and our financial results and prospects will suffer.

Our largest customer, Carrefour, has accounted for a substantial majority of our revenues during the last three fiscal years. In the fiscal year ended March 31, 2003, sales to Carrefour accounted for 85% of our total revenues. We may not be able to retain our key customers, including Carrefour, whose contract will be completed in the first part of fiscal 2004, or replace them with new customers as services projects are completed. Aside from Carrefour, we currently have one major services contract with a WWRE member along with several smaller or pilot services contracts, and one customer of our hosted Internet solution. This solution customer may decrease its commitment to require its suppliers to use our solution. Due to Carrefour’s participation in GlobalNetXchange, we may not have the opportunity to market to its suppliers in combination with Carrefour. We may be unable to adequately perform the required services under our contracts with our key customers. Any substantial decrease or delay in sales to suppliers of a key retail customer, or sales of services to a key customer, could harm our sales or financial results.

The Carrefour contract will be completed in the first part of fiscal 2004. As mentioned above, this contract has generated the majority of our revenue and cash flow in fiscal years 2003, 2002 and 2001. We plan to market our services and hosted solutions to generate new business from both existing and new customers. However, if the timing of our acquisition of anticipated new customers and the related timing of cash receipts from sales to any such customers do not meet our plans, then to fund operations during or beyond the next 12 months, we would be required to either reduce operating spending significantly, which would materially and adversely affect our business, or raise capital through additional equity and/or debt financing. We cannot assure you that we will retain our existing customers or obtain additional customers, or that if additional customers are obtained they will generate cash receipts for us within the needed time frame, or that equity or debt financing, if required within or beyond the next 12 months, will be available on acceptable terms, or at all.

Our customers are either in, or supplying goods to, the retail industry. A significant change or downturn in this industry could adversely affect our prospects.

15

Our common stock is not listed on an exchange or the Nasdaq system, and trading is restricted by the additional regulations on the sale of penny stocks.

Our common stock is neither listed on any exchange nor on the Nasdaq system. Our common stock is reported on the OTC Bulletin Board. Because our shares are not listed on any exchange nor the Nasdaq system, they are subject to the regulations regarding trading in “penny stocks” which are those securities trading for less than $5.00 per share. The following is a list of the primary restrictions on the sale of penny stocks:

•	Prior to the sale of penny stock by a broker-dealer to a new purchaser, the broker-dealer must determine whether the purchaser is suitable to invest in penny stocks. To make that determination, a broker-dealer must obtain, from a prospective investor, information regarding the purchaser’s financial condition and investment experience and objectives. Subsequently, the broker-dealer must deliver to the purchaser a written statement setting forth the basis of the suitability finding.

•	A broker-dealer must obtain from the purchaser a written agreement to purchase the securities. This agreement must be obtained for every purchase until the purchaser becomes an “established customer.”

•	The Securities Exchange Act of 1934 requires that prior to effecting any transaction in any penny stock, a broker-dealer must provide the purchaser with a “risk disclosure document” that contains, among other things, a description of the penny stock market and how it functions and the risks associated with such investment. These disclosure rules are applicable to both purchases and sales by investors.

•	A dealer that sells penny stock must send to the purchaser, within ten days after the end of each calendar month, a written account statement including prescribed information relating to the security.

As a result of our common stock not being listed on an exchange or the Nasdaq system and the rules regarding penny stock transactions, an investor’s ability to convert shares of our common stock into cash or to sell to a third party may be very limited. We make no guarantee that our current market-makers will continue to make a market in our securities, or that any market for our securities will continue.

Our quarterly operating results are difficult to predict. If we fail to meet the expectations of public market analysts or investors, the market price of our common stock may decrease significantly.

Our quarterly operating results may vary depending on a number of factors, including:

•	Demand for our solution and services;

•	Size and timing of sales of our solution and services;

•	Actions taken by our competitors, including new product introductions and enhancements;

•	Ability to scale our network and operations infrastructure;

•	Ability to develop, introduce and market new solutions and enhancements to our existing solution on a timely basis;

•	Changes in our pricing policies or those of our competitors;

•	Ability to expand our sales and marketing opportunities;

•	Success in maintaining and enhancing existing relationships and developing new relationships with strategic partners;

•	Ability to control costs;

•	Technological changes in our markets;

•	Deferrals of customer subscriptions in anticipation of new enhancements or features of our solution, or of the capabilities and success of other exchanges in the retail marketplace;

•	Customer budget cycles and changes in these budget cycles; and

•	General economic factors.

Because our expense levels are relatively fixed in the near term, any decline in our revenues to a level that is below our expectations would have a disproportionately adverse impact on our operating results.

16

We face intense competition. If we are unable to compete successfully, our prospects will be seriously harmed.

The market for business-to-business enterprise and Internet solutions in general, and supply chain management solutions and services in particular, is extremely competitive, evolving and characterized by continuous rapid development of technology. Competition to capture business users of both solutions and services is intense and is expected to increase dramatically in the future. Such competition will likely result in realizing lower profit margins, which could have a serious adverse impact on our business and prospects.

Exchanges such as GlobalNetXchange and the WWRE are owned primarily by retailers and are focused exclusively on retail merchandise procurement. Companies such as FreeMarkets, Inc. provide general Internet-based sourcing capabilities and services for buyers and suppliers in a business-to-business electronic marketplace. Companies that provide electronic catalogs and content management services could expand their offerings to include sourcing functionality. Our indirect competitors are traditional value-added network solution providers that have extended their value-added network connections over the Internet. We also face indirect competition from both new and traditional companies that are focused on trading exchanges or marketplaces that allow merchandise buyers and sellers to access each other on channels within new or existing portals. One or more of these companies may develop and add preorder merchandise sourcing capabilities to their existing product offerings, giving these companies a broader or more comprehensive solution than our solution, which could adversely affect our business. We also expect that additional established and emerging companies will seek to enter our solutions market as it continues to develop and expand.

In our services business, competitors include the major consulting companies such as Accenture Ltd. and A.T. Kearney, Inc., the consulting arms of the international accounting firms and several large computer-industry companies, including IBM. FreeMarkets, Inc. offers professional services along with their electronic marketplace tools and capabilities. In addition, there are many smaller firms that provide services in this market. While many of these companies do not have the hands-on experience that we have gained through our work with Carrefour, some of these companies have been involved in services projects with the retail industry exchanges.

We may not be able to compete successfully against future competitors, especially those with significantly greater financial, marketing, service, support, technical and other resources, greater name recognition or a larger installed base of customers.

We depend on the introduction of new versions of our solution that enhance the functionality and services offered by our solution.

If we are unable to develop new software or enhancements to our existing solution on a timely and cost-effective basis, or if such new software or enhancements do not achieve market acceptance, our business would be seriously harmed. The life cycle of our solution is difficult to predict because the market for our solution is new and emerging, and is characterized by rapid technological change, changing customer needs and evolving industry standards. The introduction of alternative services employing new technologies and emerging industry standards could render our existing solution obsolete and unmarketable.

To be successful, our solution must keep pace with technological developments and emerging industry standards, address the ever-changing and increasingly sophisticated needs of our customers and achieve market acceptance. However, in developing new features of our solution, we may:

•	Fail to develop and market features that respond to technological changes or emerging industry standards in a timely or cost-effective manner;

•	Encounter products, capabilities or technologies developed by others that render our solution obsolete or noncompetitive or that shorten the life cycle of our existing solution;

•	Experience difficulties that could delay or prevent the successful development, introduction and marketing of these new features; or

17

•	Fail to develop new features that adequately meet the requirements of the marketplace or achieve market acceptance.

We depend on our key personnel.

Our future performance depends on the continued service of our senior management, product development, and professional services personnel. The loss of the services of one or more of our key personnel could seriously harm our business. Our future success also depends on our continuing ability to attract, hire, train and retain highly skilled sales, marketing, managerial, services, technical, and customer support personnel. In the future we may be particularly dependent on hiring additional personnel to increase our direct sales, professional services and product development organizations. Competition for qualified personnel is intense, and we may fail to retain our key employees or to attract or retain other highly qualified personnel.

Our software may contain errors or defects.

Our software is complex and may contain undetected errors or failures when released. This may result in failure to achieve or maintain market acceptance of our solution. We have in the past discovered programming errors in our new releases after their introduction. In the past, we have experienced delays in releases and customer frustration during the period required to correct these errors. We may discover errors in the future, including scalability and volume of activity limitations, in existing versions or new versions after their release, which could materially and adversely affect our business.

Our current systems, procedures and controls may be inadequate to support the growth and the expansion of our services or solution business.

As the services under the Carrefour contract will be completed in the first part of fiscal 2004, we currently plan to expand the geographic scope of our services customer base and operations, and to acquire new customers for our hosted Internet solution that will require rolling out the solution to suppliers around the globe. These activities will result in substantial demands on our management resources. Our ability to compete effectively and to manage any future expansion of our services, operations and solution rollouts will require us to continue to improve our financial and management controls, reporting systems, project management and procedures on a timely basis, and expand, train and manage our employee work force. We may encounter difficulties in transitioning our business in the services area or in rolling out our solution to large numbers of suppliers, and our personnel, systems, procedures and controls may be inadequate to support our future operations.

Our business is susceptible to risks associated with international operations.

We market our solution and services to retailers worldwide, and historically have derived a significant portion of our revenues from international sales. As such, we are subject to risks associated with international business activities, including unexpected changes in regulatory requirements and the burdens of complying with a wide variety of foreign laws; longer accounts receivable payment cycles and difficulties in collecting accounts receivable; difficulties in managing and staffing international operations; and currency exchange rate fluctuations, which could increase the cost of our solution and services.

If we are not able to apply our net operating losses against taxable income in future periods, our financial results will be harmed.

Our ability to apply our net operating losses against taxable income in future periods will affect our future net income and cash flow. As of June 30, 2003, our net operating losses totaled approximately $17.4 million for United States federal tax reporting purposes. Pursuant to sections 382 and 383 of the Internal Revenue Code, annual use of our net operating loss carryforwards may be limited due to changes in ownership of more than 50%. Changes in tax laws in the United States may further limit our ability to utilize our net operating losses, harming our financial condition.

18

We depend on increasing use of the Internet and on the growth of commercial activities and electronic commerce on the World Wide Web. If the use of the Internet and Web-based commerce do not grow as anticipated, our business will be seriously harmed.

Our success depends on the increased acceptance and use of the Internet as a medium of commerce on a global basis. Growth in the use of the Internet is a recent phenomenon and has fluctuated in the recent past. As a result, acceptance and use of the Internet may not continue to develop at significant rates and a sufficiently broad base of business customers may not adopt or continue to use the Internet as a medium of commerce. Demand and market acceptance for recently introduced services and products over the Internet are subject to a high level of uncertainty, and there exist few proven services and products.

Our business would be seriously harmed if:

•	Use of the Internet, the Web and other online services does not increase or increases more slowly than expected;

•	The infrastructure for the Internet, the Web and other online services does not effectively support expansion that may occur;

•	The Internet, the Web and other online services do not create a viable commercial marketplace, inhibiting the development of Web-based commerce and reducing the need for our solution; or

•	Security risks and concerns deter the use of the Internet for conducting business.

Increasing government regulation could limit the market for, or impose sales and other taxes on the sale of our solution and services.

As use of the Web for business applications evolves, we expect that federal, state or foreign agencies will adopt regulations covering issues such as user privacy, pricing, content and quality of products and services. It is possible that such legislation could expose companies involved in Internet-based solutions to liability, which could limit the growth of Web-based commerce generally. Such legislation could also dampen the growth in Internet usage and decrease its acceptance as a communications and commercial medium. If enacted, these laws, rules or regulations could limit the market for our solution and services.

We do not collect sales or other similar taxes in respect of registration and subscription fees for the use of our solution. However, one or more states or countries may seek to impose use tax on companies like ours. Federal law currently limits the ability of the states to impose taxes on certain Internet-based transactions. These laws apply only for a limited time period. On or prior to the end of this period, the moratorium on the imposition of these taxes could be extended or new legislation could be enacted that similarly limits the imposition of these taxes. Failure to so extend or enact new legislation could allow various states to impose taxes on Web-based commerce, and the imposition of these taxes could seriously harm our business.

Item 3. Controls and Procedures

As of the end of the period covered by this report, an evaluation was performed under the supervision and with the participation of the Company’s management, including the CEO and CFO, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures. Based on that evaluation, the Company’s management, including the CEO and CFO, concluded that the Company’s disclosure controls and procedures were effective in timely alerting them to material information required to be included in the Company’s periodic filings under the Exchange Act of 1934. No significant changes in the Company’s internal controls or in other factors have occurred that could significantly affect these internal controls subsequent to the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

19

PART II OTHER INFORMATION

Item 6.	Exhibits and Reports on Form 8-K

(a)	Exhibits:

31.1	Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chief Executive Officer).

32.2	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chief Financial Officer).

(b)	Reports on Form 8-K:

A Current Report on Form 8-K, dated June 23, 2003, was filed during the first quarter of 2004 to announce the Company’s financial results for the fourth quarter and year ended March 31, 2003.

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 8, 2003	SourcingLink.net, Inc.

	By:	/s/ Gary Davidson
Gary Davidson,
Chief Operating Officer and Chief Financial Officer
(Principal Financial Officer)

20

EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Marcel van Heesewijk, certify that:

1.	I have reviewed this Quarterly Report on Form 10-QSB of SourcingLink.net, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

21

5.	The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated:  August 8, 2003

/s/ Marcel van Heesewijk
Marcel van Heesewijk Chairman, Chief Executive Officer and Vice President of Sales (Principal Executive Officer)

22

EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Gary Davidson, certify that:

1.	I have reviewed this Quarterly Report on Form 10-QSB of SourcingLink.net, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

23

5.	The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated:  August 8, 2003

/s/ Gary J. Davidson
Gary J. Davidson Chief Financial Officer and Chief Operating Officer (Principal Financial Officer)

24

EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(CHIEF EXECUTIVE OFFICER)

In connection with the Quarterly Report of SourcingLink.net, Inc. (the “Company”) on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marcel van Heesewijk, Chairman, Chief Executive Officer and Vice President of Sales of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 8, 2003

/s/ Marcel van Heesewijk
Marcel van Heesewijk
Chairman, Chief Executive Officer and
Vice President of Sales

25

EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(CHIEF FINANCIAL OFFICER)

In connection with the Quarterly Report of SourcingLink.net, Inc. (the “Company”) on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary Davidson, Chief Financial Officer and Chief Operating Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 8, 2003

/s/ Gary J. Davidson
Gary J. Davidson
Chief Financial Officer and
Chief Operating Officer

26

PROXY	SOURCINGLINK.NET, INC.

Proxy Solicited by the Board Of Directors

Annual Meeting of the Stockholders -                     , 200

The undersigned hereby nominates, constitutes and appoints Marcel van Heesewijk and Gary Davidson, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of SOURCINGLINK.NET, INC. which the undersigned is entitled to represent and vote at the 2003 Annual Meeting of Stockholders of the Company to be held at                                     ,                                 , San Diego, California 9212         on                     , 200        , at 10:00 a.m., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1, 2 AND 3.

1. To approve amendments to SourcingLink’s Certificate of Incorporation, as amended, to effect a 1-for-5,100 reverse stock split and cash payment of fractional shares followed immediately by a 5,100-for-1 forward stock split, as described in SourcingLink’s proxy statement dated                             , 2003.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. To approve the issuance and sale in a private placement to a principal stockholder, St. Cloud Investments Ltd., of 3,333,333 shares of SourcingLink’s common stock at $0.15 per share and a warrant to purchase up to an additional 366,667 shares of common stock at an exercise price of $0.15 per share, as described in SourcingLink’s proxy statement dated                             , 2003.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To elect three nominees to serve as directors until the next annual meeting of stockholders or until their successors are elected and qualified.

☐ FOR	☐ WITHHOLD AUTHORITY
all nominees listed below (except as marked to the contrary below)	to vote for all nominees listed below

Election of the following nominees as directors: Marcel van Heesewijk,

Johan A. Vunderink and Louis A. Delmonico, Ph.D.

(Instructions: To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.)

4. In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

IMPORTANT—PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE

STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR”

PROPOSAL NUMBERS 1, 2 AND 3 SET FORTH ON THE REVERSE SIDE OF THIS PROXY.

(Signature of stockholder)

(Date)

Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND

RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.